==============================





                               SECURITY AGREEMENT


                                     between


                              DISCOVERY ZONE, INC.


                                       and


                        FIRSTAR BANK OF MINNESOTA, N.A.,
                               as Collateral Agent




                            Dated as of July 17, 1998




                         ==============================

                               SECURITY AGREEMENT



                  THIS SECURITY AGREEMENT, dated as of July 17, 1998 (the "Security Agreement"), is entered into by and between DISCOVERY ZONE, INC. (together with its successors and assigns, the "Company"), and FIRSTAR BANK OF MINNESOTA, N.A., as the Trustee and Collateral Agent under the Indenture (defined below) and secured party hereunder, for its benefit and the ratable benefit of the holders of the Notes (defined below) (together with its successors and assigns, in such capacity, the "Collateral Agent"). This Security Agreement is being entered into in connection with, pursuant to and as collateral security for the debts, liabilities and obligations arising under or with respect to the Indenture and the Notes.

                  NOW, THEREFORE, in consideration of the premises and the covenants set forth herein and in the Indenture, the parties hereto agree as follows.

                                    ARTICLE I

                                   DEFINITIONS


                  1.1 Defined Terms. As used herein, capitalized terms defined in the Indenture and not otherwise defined herein are used herein as so defined. All terms defined in the UCC (defined below) and not otherwise defined herein or in the Indenture shall have the meanings assigned to them in the UCC.

                  "Accounts" shall mean all present and future rights of the Company to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, accounts receivable and all indebtedness due and owing from any Subsidiary (or any other subsidiary of the Company), whether or not evidenced by a promissory note, intercompany credit or other instrument of indebtedness.

                  "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the aggregate voting power of the voting securities of a Person shall be deemed to be control. Notwithstanding the foregoing definitions, none of Jefferies & Company, Inc. and its Affiliates shall be considered Affiliates of the Company or any of its Subsidiaries (or any other subsidiaries of the Company).

                  "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock and any and all warrants, options and rights with respect thereto, including, without limitation, each class of common stock and preferred stock, partnership interests and other indicia of ownership of such Person.


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                  "Collateral" shall have the meaning assigned to it in Article
II hereof.

                  "Equipment" shall mean all of the Company's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, signage, tubes, slides, ball bins, climbing mountains, air and water trampolines, obstacle courses, ramps, devices for crawling, jumping, running, swinging and climbing, and other "soft zone" equipment and toys, games, arcade games and video and other electronic entertainment games, chairs, jungle gyms, kitchen and other food and beverage equipment, identification devices and office equipment, as well as all of such types of property leased by the Company and all of the Company's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "Indenture" shall mean the Indenture, dated the date hereof, among the Company, the Subsidiary Guarantors and the Collateral Agent, as trustee thereunder, relating to the Notes, as amended or supplemented from time to time in accordance with its terms.

                  "Inventory" shall mean all of the Company's now owned and hereafter existing or acquired goods, merchandise, inventory and other personal property other than personal property leased in connection with any real property lease, all raw materials, work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed, wherever located, in the Company's business or used in connection with the manufacture, packing, shipping, advertising, maintenance, selling or finishing of such goods, merchandise, inventory and other personal property, and all documents of title or other documents representing them.

                  "Lender" shall mean a Person that is not an Affiliate and is a lender in an Eligible Credit Facility.

                  "McDonald's Collateral" shall mean those certain fourteen parcels of real property and related fixtures, including, without limitation, any proceeds thereof, which properties and proceeds are subject to McDonald's Senior Liens.

                  "McDonald's shall mean the McDonald's Corporation, a Delaware corporation, and its successors and assigns.

                  "McDonald's Secured Note" shall mean the secured promissory note issued by the Company in favor of McDonald's, dated as of July 22, 1997, which note represents restructured secured claims against the Company in an estimated aggregate principal amount of up to $4,600,000.

                  "McDonald's Secured Rent Deferral Notes" shall mean the secured promissory notes issued by the Company in favor of McDonald's, dated as of July 22, 1997, which notes represent restructuring of rent deferrals which McDonald's granted to the Company during bankruptcy proceedings of the Company in an estimated aggregate principal amount of up to $300,000.



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                  "McDonald's Senior Liens" shall mean the first priority liens of McDonald's on the McDonald's Collateral as set forth in the first mortgages, deeds of trust and/or deeds to secure debt, which McDonald's Senior Liens secure, among other things, the payment of the McDonald's Secured Note, the McDonald's Secured Rent Deferral Notes and any obligations of the Debtors (as defined in the Plan or Reorganization) or the Company or any of the other Reorganized Debtors (as defined in the Plan of Reorganization) that may arise under (i) the agreement to indemnify as set forth in Section 10.3(f) and Section 11.2(a)(iii) of the Agreement and Plan of Merger, dated as of August 30, 1994, by and among Discovery Zone, Inc., Discovery Zone International, Inc., Leaps & Bounds, Inc. and McDonald's and (ii) the Stipulation and Order Between Debtors and McDonald's Providing for the Resolution, Settlement and Compromise of Disputes and for Rent Deferrals and Allowance of Certain Claims, entered by the United States Bankruptcy Court for the District of Delaware on November 18, 1996, which liens are senior to the subordinate liens on the McDonald's Collateral granted by the Company to the Collateral Agent as set forth in the Subordination Agreement.

                  "Notes" shall mean the 13 1/2% Senior Collateralized Notes due 2002 of the Company, and the 13 1/2% Senior Collateralized Notes due 2002, Series B, or Private Exchange Notes issued in exchange therefor in accordance with the Indenture, in the aggregate principal amount of $20,000,000.

                  "Obligations" shall mean the Company's and the Subsidiary Guarantors' Obligations under the Indenture, the Notes and the Collateral Agreements.

                  "Person" or "person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated the date hereof, between the Company and Jefferies & Company, Inc., as the initial purchaser, relating to the purchase and sale of the Notes.

                  "Records" shall mean all of the present and future books of account of every kind or nature of the Company, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Company with respect to the foregoing maintained with or by any other person).

                  "Requisite Holders" shall mean the Holder or Holders of at least a majority in principal amount of the outstanding Notes, unless otherwise provided in Article Six of the Indenture.

                  "Secured Parties" shall mean the collective reference to the Collateral Agent and each Holder.

                  "Securities" shall have the meaning assigned to it in Article II hereof.

                  "Subordination Agreement" shall mean the Subordination Agreement dated July 29, 1997, as amended, between the Collateral Agent and McDonald's with respect to the relative

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priorities of the security interests and liens on the McDonald's Collateral encumbered by the McDonald's Senior Liens.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

                  "Voting Stock" shall mean, with respect to any Person one or more classes of the Capital Stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

                  2.1 Security Interest. As security for the prompt and complete payment and performance in full of the principal of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium and interest, if any, to the extent such premium or interest is permitted by law, on the Notes and the performance of all other Obligations, the Company hereby grants to the Collateral Agent, for the benefit of itself and the Holders, a security interest in and continuing lien on, all of their right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which is defined as the "Collateral"):

                  (i) Accounts;

                  (ii) subject to the final paragraph of this Section 2.1, all present and future contract rights (including, without limitation, all rights under service contracts pursuant to which the Company renders its services to its customers, which rights shall include any and all rights to all retainers which may arise thereunder), general intangibles (including, but not limited to, tax and duty refunds, patents, trade secrets, trademarks, service marks, copyrights, trade names, trade styles, logos, applications and registrations for the foregoing, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

                  (iii) all present and future monies, securities, credit balances, deposit accounts and other property of the Company now or hereafter held or received by or in transit to Lender or its Affiliates or any other lender or at any other depository or other institution from or for the account of the Company, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors of other persons securing the obligations of account debtors; provided, however, that the Collateral shall not include (A) the Escrow Funds,
(B) the Pledged Securities and other collateral held subject to the Escrow Agreement (which are subject to the pledge and security interest granted therein) unless made subject to the security interest and lien hereof, (C) the Capital Stock of the Subsidiary Guarantors and the Company's other subsidiaries which are subject to the Pledge Agreement (and the pledge and security interest granted therein) and (D) the cash proceeds from the disposition of any McDonald's Collateral subject to the McDonald's Senior Lien;

                  (iv) Inventory;

                  (v) Equipment;

                  (vi) Records; and

                  (vii) all products and proceeds of the foregoing, in any form, including without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                  In no event shall the Collateral Agent's security interest in a contract or agreement of the Company be deemed to be a present assignment, transfer conveyance, subletting or other disposition (an "Assignment") of such contract or agreement to the Collateral Agent within the meaning of any provision in such contract or agreement prohibiting, or requiring any consent or establishing any other conditions for, an assignment thereof by the Company. The Collateral Agent acknowledges that any sale, transfer or Assignment of any such contract or agreement upon the enforcement of the Collateral Agent's security interest therein would be subject to the terms of such contract or agreement governing Assignment, except as otherwise provided in Section 9-318 of the UCC. The Collateral Agent's security interest in each contract or agreement of the Company shall attach from the date hereof to all of the following, whether now existing or hereafter arising or acquired: (i) all of the Company's Accounts and general intangibles for money due or to become due arising under such contract or agreement; (ii) all proceeds paid or payable to the Company from any sale, transfer or assignment of such contract or agreement and all rights to receive such proceeds; and (iii) all other rights and interests of the Company in, to and under such contract or agreement to the fullest extent that attachment thereto would not be a violation of such contract or agreement directly or indirectly entitling a party thereto (other than the Company or Affiliate thereof) to a legally enforceable right to terminate such contract or agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Company hereby represents and warrants to the Collateral Agent, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

                  3.1 Validity, Perfection and Priority.

                      Except as permitted under the Indenture, the security interests in the Collateral granted to the Collateral Agent hereunder will constitute valid and continuing perfected security interests therein, to the extent that such security interests may be perfected by the actions described in
Section 10.03 of the Indenture and subsections (i) and (ii) of this Section 3.1, and pursuant to the terms of the New Intercreditor Agreements (with respect to the Liens securing the Eligible Credit Facility) and subject only to the Subordination Agreement (with respect to the McDonald's Collateral), superior and prior to all Liens and rights or claims of all other Persons, except Permitted Liens and as otherwise provided in the Indenture, upon (i) the filing of UCC financing statements and continuation statements naming the Company as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth on Schedule 3.1 hereto, and (ii) to the extent not subject to Article 9 of the Uniform Commercial Code in any applicable jurisdiction, the recordation of the security interests granted hereunder in patents, trademarks, service marks and copyrights in the applicable patent, trademark, service marks and copyright registries and the registration of all copyrights.

                  3.2  No Liens; Other Financing Statements.

                       (a) Except for the Security Interest granted to the Collateral Agent hereunder and any security interest and liens contemplated by the New Intercreditor Agreements that may in the future be granted to the Lender under the Eligible Credit Facility and except for the Permitted Liens, including, without limitation, the McDonald's Senior Liens, Liens Securing the Existing Notes, and the Liens securing the Eligible Credit Facility, the Company owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, each item of the Collateral free and clear of all Liens, rights and claims, and the Company shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent on the Collateral entitled to priority therein under applicable law.

                       (b) No financing statement or other evidence of any Lien covering or purporting to cover any of the Collateral is on file and is effective in any public office other than for Permitted Liens which shall include, without limitation, (i) financing statements filed or to be filed in connection with the Security Interests granted to the Collateral Agent hereunder, (ii) financing statements filed or to be filed in connection with the Eligible Credit Facility, (iii) financing statements filed in connection with the Existing Notes, (iv) financing statements for which proper, executed termination statements have been delivered to the Collateral Agent for filing and (v) mortgages, deeds of trust, deeds to secure debt, fixture filings, financing statements or other evidence of Liens filed in connection with the McDonald's Senior Liens and/or the Subordination Agreement.

                  3.3 Chief Executive Offices. The chief executive office of the Company is 565 Taxter Road, Elmsford, New York 10523. The originals of the Records are located at such chief


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executive office of the Company. All Records are maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive office or other offices identified on Schedule 3.3 as such.

                  3.4 Location of Inventory. All Inventory is kept only at (or shall be in transit to) the locations listed on Schedule 3.3 hereto. None of such Inventory is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or other Person.

                  3.5 Trade Names; Prior Names. The only names under which the Company has conducted business during the last five years are as set forth on
Schedule 3.5 hereto.

                  3.6 Receivables.

                      (a) Each Account (other than indebtedness due and owing from a Subsidiary or any other subsidiary of the Company) arises from the actual and bona fide sale and delivery of goods by the Company or rendition of services by the Company in the ordinary course of its business which transactions are completed in all material respects with those terms and provisions contained in any document related thereto, except for prepaid passes to FunCenters (as defined in the Offering Circular) and deposits for birthday parties or other similar functions which sale and delivery of goods by the Company or rendition of services by the Company are to be completed in the ordinary course of its business.

                      (b) The representations and warranties contained in this Section shall be deemed to be repeated by the Company as of the time when each respective Account arises.

                      (c) Each Account arising from indebtedness due and owing from a Subsidiary or any other subsidiary of the Company is a bona fide intercompany indebtedness arising from an appropriate business purpose incurred in the ordinary course of the Company's business and in accordance with GAAP.

                  3.7  Intellectual Property.

                      (a) Schedule 3.5 sets forth (i) all United States, state and foreign registration of and applications for patents, trademarks, service marks and copyrights of the Company and (ii) all patent licenses, trademark and service mark licenses and copyright licenses material to the business of the Company; and

                      (b) the Company owns, or has valid rights to use, all patents, trademarks, service marks, trade secrets, copyrights, and similar intellectual property rights material to the business of the Company and used in the conduct of the Company's business.

                  3.8 Equipment. All Equipment is owned free and clear of all Liens, except Permitted Liens (including, without limitation, Liens granted in connection with the Eligible Credit Facility and the Existing Notes), is located only at the location set forth on Schedule 3.3 hereto and is in good working condition subject only to wear and tear in the ordinary course, all of which is accounted for at the lower of cost or fair market value in accordance with GAAP on the financial statements of the Company.



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                  3.9 Basic Representations and Warranties. As of the Issue
Date, the Company (a) will be duly organized and validly existing in good standing under the laws of the jurisdiction of its formation or other jurisdiction in which it is qualified to do business; (b) will have the power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and consummate the transactions contemplated hereby; (c) will have taken all necessary action to authorize the execution, delivery and performance of this Security Agreement and the consummation of the transactions contemplated hereby; and (d) will have duly executed and delivered this Security Agreement. As of the Issue Date, this Security Agreement will constitute the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms.


                                   ARTICLE IV

                                    COVENANTS

                  The Company covenants and agrees with the Collateral Agent that from and after the date of this Security Agreement:

                  4.1 Further Assurances. The Company will from time to time at its own expense, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

                                  (i)  the filing of any financing statements,
          in form acceptable to the Collateral Agent under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby (and the Company hereby (x) authorizes the Collateral Agent to file any such financing statement without its respective signature to the extent permitted by applicable law and (y) agrees that a photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law);

                                 (ii) furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail and in form satisfactory to the Collateral Agent; and

                                (iii)  execute and deliver the Trademark
          Assignment and cause it to be duly filed with the United States Patent and Trademark Office.

                  4.2 Change of Name, Identity, Corporate Structure, Chief Executive Offices, or Location of Inventory and Equipment. The Company will not change its name, identity, corporate structure or the location of its chief executive offices (as specified in Section 3.3) or location of its Inventory or Equipment without (i) giving the Collateral Agent at least thirty (30) days' prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) taking all action reasonably satisfactory to the Collateral Agent as the Collateral Agent may reasonably request to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority than exists on the

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date hereof and in full force and effect. All Accounts and Records of the
Company will continue to be maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office or a location identified as a location at which Accounts or Records are maintained, controlled and directed on Schedule 3.3, or such new locations as the Company may establish in accordance with this Section 4.2.

                  4.3 Maintain Records. The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, the originals of all documentation with respect to all Accounts and records of all payments received and all credits granted on the Accounts, and all other dealings therewith.

                  4.4 Right of Inspection. The Collateral Agent shall at all times have full and free access during normal business hours and upon reasonable notice to the Company to all the books, correspondence and records of the Company, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Company agrees to render the Collateral Agent, at the cost and expense of the Company, such clerical and other assistance as may be reasonably requested with regard thereto.

                  4.5 Payment of Obligations. The Company will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken and (ii) such proceedings do not involve, in the sole opinion of the Collateral Agent, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein.

                  4.6 Negative Pledge. The Company will not create, incur or permit to exist, and will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Security Interest created hereby, Liens in favor of the Lender under the Eligible Credit Facility, and Permitted Liens, including, without limitation, the McDonald's Senior Liens and Liens securing Existing Notes.

                  4.7 Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted in the Indenture.

                  4.8 Performance by the Collateral Agent of the Obligations of the Company; Reimbursement. If the Company fails to perform or comply with any of its agreements contained herein, the Collateral Agent may, without consent by the Company, but upon written notice to the Company reasonably given, perform or comply or cause performance or compliance therewith, and the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum borne by the Notes, shall be payable by the Company to the Collateral Agent on demand and such reimbursement obligation shall be secured hereby; provided, however, that such interest shall only be so due and payable if such expenses have not been so paid on demand and in any event within ten (10) days of such notice; and, provided further, that such interest shall be tolled in the event any such expenses are contested in good faith as in error and the resolution of any such contest is diligently pursued by the Company.

                  4.9 No Impairment. Except as expressly permitted herein or in the Indenture (including the creation of Permitted Liens), the Company will not take or knowingly permit to be taken any action which could impair the Collateral Agent's rights in the Collateral. The Company shall promptly notify the Collateral Agent of any changes in fact or circumstance represented or warranted by the Company or that could reasonably be expected to have a material adverse effect with respect to any material portion of the Collateral, of any impairment of the Collateral and of any claim, action or proceeding affecting title to all or any of the Collateral.

                  4.10 Insurance. The Company will maintain, with financially sound and reputable insurers acceptable to the Collateral Agent and licensed to do business in each state in which any of the Collateral covered by any policy is located, insurance in compliance with Section 4.05(b) of the Indenture. All policies of insurance shall (i) name the Collateral Agent as additional insured (with respect to liability insurance policies) or loss payee with a lender's loss payable endorsement, (ii) include waivers by the insurer of all claims for insurance premiums against the Collateral Agent, (iii) provide that any losses shall be payable to the Collateral Agent notwithstanding (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by the Company, (B) any foreclosure or other proceedings or notice of sale relating to any Collateral insured thereunder, or
(C) any change in the title to or ownership of any Collateral insured thereunder, and (iv) provide that no cancellation, termination or lapse in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof.

                  4.11 Equipment. The Company shall maintain the Equipment in good and working condition free of all Liens, except Permitted Liens, including, without limitation, the McDonald's Senior Liens and Liens securing the Eligible Credit Facility and the Existing Notes, and shall not remove or relocate any Equipment except as provided herein, except that any motor vehicles or aircraft intended to be mobile may be so used to the extent that all necessary and appropriate actions have been taken and filings made to perfect a first priority security interest therein in favor of the Collateral Agent for its benefit and the ratable benefit of the Holders.


                                    ARTICLE V

                                POWER OF ATTORNEY

                  The Company hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action, and to execute in any appropriate manner any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

                  The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                   ARTICLE VI

                          REMEDIES; RIGHTS UPON DEFAULT

                  6.1  Rights and Remedies Generally.

                       (a) If an Event of Default shall occur and be continuing, then and in every such case, the Collateral Agent shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other agreement between the parties.

                       (b) If an Event of Default occurs and is continuing, the Collateral Agent may, and within three Business Days after written instructions from the Requisite Holders shall, commence the taking of such actions toward collection or enforcement of this Security Agreement and the Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Collateral, as the Collateral Agent deems in its discretion to be appropriate or as otherwise instructed in writing by the Requisite Holders.

                  6.2 Assembly of Collateral. If an Event of Default shall occur and be continuing, immediately upon written notice to the Company, the Company shall, at its own expense, and to the extent commercially practicable, assemble the Collateral (or from time to time any portion thereof) and make it available to the Collateral Agent at any place or places designated by the Collateral Agent which is reasonably convenient to both parties.

                  6.3 Disposition of Collateral. The Collateral Agent will determine the circumstances and manner in which the Collateral will be disposed of, including, but not limited to, the determination of whether to foreclose on the Collateral following an Event of Default. The Collateral Agent will give the Company reasonable written notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Company agrees that the requirements of reasonable notice to it shall be met if such notice is delivered to its address specified in and in accordance with Section 7.3 of this Security Agreement (or such other address that the Company may provide to the Collateral Agent in writing) at least ten days before the time of any public sale or after which any private sale may be made.

                  6.4 Proceeds. If an Event of Default shall occur and be continuing, (i) all proceeds and distributions on the Collateral received by the Company shall be held in trust for the Collateral Agent, segregated from other funds of the Company in a separate deposit account containing only such proceeds and distributions, and shall forthwith upon receipt thereof, be turned over to the Collateral Agent in the same form received (appropriately endorsed or assigned to the order of the Collateral Agent or in such other manner as shall be satisfactory to the Collateral Agent) and (ii) any and all such proceeds and distributions received by the Collateral Agent (whether from the Company or otherwise), or any part thereof, may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent in a separate account as Collateral hereunder and/or then or at any time or from time to time thereafter, be applied by the Collateral Agent against the Obligations (whether matured or unmatured) and related expenses, including attorney's fees as provided in Section 6.6 below.

                  6.5 Recourse. The Company shall pay or remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Obligations. The Company shall also be liable for all expenses of the Collateral Agent incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

                  6.6 Expenses; Attorneys Fees. The Company shall pay or reimburse the Collateral Agent for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, (i) all reasonable attorneys' fees and legal expenses incurred by the Collateral Agent and (ii) all filing fees and related expenses contemplated by Section 4.1 hereof. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys' fees and legal expenses of the Collateral Agent. All such expenses shall be secured hereby.

                  6.7 Limitation on Duties Regarding Preservation of Collateral.

                  (a) The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account;

                  (b) The Collateral Agent shall have no obligation to take any steps to preserve rights against prior parties to any Collateral; and

                  (c) Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligations to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise, except with respect to actions taken or omitted with gross negligence, willful misconduct or in bad faith.

                  6.8 Cooperation of Subsidiary Guarantors. The Company shall cause any Subsidiary that becomes a Subsidiary Guarantor after the date hereof to enter into a supplement to the Subsidiary Security Agreement, pursuant to which such Subsidiary shall grant to the Collateral Agent for itself and the ratable benefit of the Holders and their respective successors and assigns, a continuing security interest in all of the Collateral then owned by such Subsidiary or thereafter acquired or arising as security for the prompt and complete payment and performance in full of all the Obligations.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 Indemnity. The Company agrees to indemnify, reimburse and hold the Collateral Agent and its officers, directors, employees, representatives and agents ("Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) for whatsoever kind or nature ("Losses") which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Security Agreement or the transactions contemplated hereby, except to the extent that such Losses are caused by the gross negligence, willful misconduct or bad faith of such Indemnitees as determined by a final judgment of a court of competent jurisdiction. The obligations of the Company under this Section shall be secured hereby and shall survive payment and performance or discharge of the Obligations and the termination of this Security Agreement.

                  7.2 Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

                  7.3 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company:
                  ------------------

                           Discovery Zone, Inc.
                           565 Taxter Road, 5th Floor
                           Elmsford, New York  10523
                           Attn:  Chief Executive Officer
                           Telephone Number:  (914) 345-4500
                           Telecopy Number:  (914) 345-4527

                  with a copy to attn:      General Counsel
                                            Telecopy Number:     (914) 345-4516

                  with a copy to:
                  ---------------

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, New York  10022
                           Attn:  Douglas P. Bartner, Esq.
                           Telephone Number:  (212) 848-4000
                           Telecopy Number:   (212) 848-7179

                  if to the Trustee:
                  ------------------

                           Firstar Bank of Minnesota, N.A.
                           101 East 5th Street
                           St. Paul, Minnesota  55101
                           Attn:  Corporate Trust
                           Telephone Number:  (651) 229-2600
                           Telecopy Number:   (651) 229-6415

                  if to the Collateral Agent:
                  ---------------------------

                           Firstar Bank of Minnesota, N.A.
                           101 East 5th Street
                           St. Paul, MN  55101
                           Attn:  Corporate Trust
                           Telephone Number:  (651) 229-2600
                           Telecopy Number:   (651) 229-6415

                  Each of the Company and the Collateral Agent by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company or the Collateral Agent shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  7.4 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Company, the Collateral Agent, all future holders of the Obligations and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent.

                  7.5 Waivers and Amendments. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Article Nine of the Indenture. In the case of any waiver, the Company and the Collateral Agent shall be restored to their former position and rights hereunder and under the outstanding Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  7.6 No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Agent deems expedient and are not exclusive of any rights or remedies which the Collateral Agent would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or future action in any circumstances without notice or demand.

                  7.7 Termination; Release. When the Obligations have been completely paid and performed in full in accordance with Article Eight of the Indenture, this Security Agreement shall terminate, and the Collateral Agent, at the request and sole expense of the Company, and subject to and in accordance with the applicable terms of the Indenture, will execute and deliver to the Company the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Company, without recourse, representation or warranty of any kind whatsoever, such of the Collateral and Securities as may be in possession of the Collateral Agent and that has not theretofore been disposed of, applied or released, all in accordance with the terms and conditions of the Indenture and other Collateral Documents. In addition, so long as no Default or Event of Default exists (with respect to a Released Interest other than in connection with the immediately preceding sentence), the Collateral Agent, at the request and sole expense of the Company, will execute and deliver to the Company the proper instruments to effect the release of the Released Interests in compliance with Section 10.05 of the Indenture.

                  7.8 Headings Descriptive. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

                  7.9 Severability. In case any provision in or obligation under this Security Agreement or the Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  7.10 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

                  7.11 Trustee Capacity. In acting as Collateral Agent hereunder, the Collateral Agent shall benefit from and be entitled to all of the protections and benefits of the terms set forth in Article Seven of the Indenture.

                  7.12 Intercreditor Agreements. Notwithstanding any term hereof to the contrary, the terms and conditions of this Security Agreement are in all respects subject to, and all rights and remedies of the parties hereunder shall be exercised only in accordance with, the terms, conditions, benefits and protections contained in the New Intercreditor Agreements.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                    DISCOVERY ZONE, INC.


                    By:           /s/ Scott W. Bernstein
                            -----------------------------------------------
                            Name:     Scott W. Bernstein
                            Title:    President and Chief Executive Officer


                    FIRSTAR BANK OF MINNESOTA, N.A.,
                      as Collateral Agent


                    By:            /s/ Frank P. Leslie, III
                            -----------------------------------------------
                            Name:      Frank P. Leslie, III
                            Title:     Vice President

                                  SCHEDULE 3.1

A.       UCC FILINGS

State                      Facilities Located                 Filing Office
                           Within the Jurisdiction
                           of the Filing Office
_______________            ________________________           _______________________________



Alabama                    FunCenters ("FCs")                 Secretary of State
                                    410, 413, 454             UCC Division
                                    797                       State Office Building, Room 536
                                                              Montgomery, AL 36130

Arizona                                                       Secretary of State
Dual Filing                                                   1700 W. Washington, 7th Floor
                                                              Phoenix, AZ 85007

                                                              - AND -

                           FC       522                       Pima County Recorder
                                                              115 N. Church Ave.
                                                              Tuscon, AZ

California                 FCs      362, 417, 418             Secretary of State
                                    420, 428                  UCC Division
                                    453, 461                  P.O. Box 942835
                                    465, 474, 480             Sacramento, CA 94235-0001
                                    481
                                    514, 521, 523
                                    526, 527, 561
                                    563, 566

Colorado                   FCs      338, 353, 518             Secretary of State
                                    556                       Uniform Commercial Code
                                                              1560 Broadway, Suite 200
                                                              Denver, CO 80202

                                                              - AND -


                                                              Central Indexing Systems, Inc.
                                                              1301 Pennsylvania St., Ste 900
                                                              Denver, CO 80203

Connecticut                FCs      208, 235                  Secretary of State
                                                              UCC Division
                                                              30 Trinity Street
                                                              P.O. Box 846
                                                              Hartford, CT 06106

Delaware                   FC       267                       Department of State
                                                              Uniform Commercial Code
                                                              P.O. Box 793
                                                              Dover, DE 19901

Florida                    FCs      342, 433, 442             Bureau of Uniform Commercial Code
                                    731, 733, 734             Department of State
                                    740, 750, 755             P.O. Box 5588
                                    792                       Tallahassee, FL 32314
                           Office:
                           Plantation, FL 33313


Georgia                    FC       311                       Clerk of the DeKalb County
Local Filing State                                            Superior Court
                                                              Decatur, GA 30030

                           FC       334, 451                  Clerk of the Cobb County
                                                              Superior Court
                                                              Box 3490
                                                              Marietta, GA 30091

                           FC       358                       Clerk of the Fulton County
                                                              Superior Court
                                                              Atlanta, GA 30303

                           FC       439                       Clerk of the Bibb County
                                                              Superior Court
                                                              P.O. Box 1015
                                                              Macon, GA 31208



                           FC       802                       Clerk of the Clayton County
                                                              Superior Court
                                                              121 So. McDonough
                                                              Jonesboro, GA 30236

Hawaii                     FC       547                       Registrar of Conveyances
                                                              Bureau of Conveyances
                                                              P.O. Box 2867
                                                              Honolulu, HI 96803

Idaho                      FC       524                       Secretary of State
                                                              Statehouse, Room 205
                                                              Boise, ID 83720

Illinois                   FCs      301, 303, 309             Secretary of State
                                    335, 759, 787             UCC Division
                                                              Centennial Building
                                                              Springfield, IL 62756

Indiana                    FCs      307, 720, 736             Secretary of State
                                    746, 760, 785             201 State House
                                    796, 801                  Indianapolis, IN 46204


Iowa                       FC       779                       UCC Division
                                                              Secretary of State
                                                              Hoover Building
                                                              Des Moines, IA 50319

Kansas                     FCs      308, 554                  Secretary of State
                                                              Attn: U.C.C., 2nd Floor, Capitol Bldg.
                                                              Topeka, KS 66612

Kentucky                                                      Office of the Secretary of State

Dual Filing State                                             UCC Section
                                                              Capitol Building
                                                              Frankfort, KY 40602-0718

                                                              - AND -


                           FCs      738, 745                  Jefferson County Clerk
                                                              P.O. Box 33033
                                                              Louisville, KY 40202

Louisiana                  FC       438                       Clerk of the Court for the Parish for:
Local Filing State                                            3908 Veterans Blvd.
                                                              Metairie, LA 70001

                           FC       456                       Clerk of the Caddo Parish Court
                                                              Shreveport, LA 71101

                           FC       458                       Clerk of the Lafayette Parish Court
                                                              P.O. Box 2009
                                                              Lafayette, LA 70502

                           FC       804                       Clerk of the Jefferson Parish Court
                                                              P.O. Box 10
                                                              Gretna, LA 70054

Maryland                   FCs      201, 213, 220             Department of Assessments and Taxation
                                    222, 242, 416             301 West Preston Street
                                                              Baltimore, MD 21201

Massachusetts                                                 Office of the Secretary of State
Dual Filing State                                             Uniform Commercial Code Section
                                                              1 Ashburton Place, Room 1711
                                                              Boston, MA 02108

                                                              - AND-

                           FC       227                       Town Clerk
                                                              Dartmouth, MA

                           FC       231                       Town Clerk
                                                              Natick, MA

                           FC       232                       Town Clerk
                                                              Tyngsboro, MA

                           FC       233                       Town Clerk
                                                              Hanover, MA


                                        5

                           FC       234                       Town Clerk
                                                              Danvers, MA

                           FC       257                       Town Clerk
                                                              Shrewsbury, MA

                           FC       271                       Town Clerk
                                                              W. Springfield, MA

Michigan                   FCs      332, 349, 431             Department of State
                                    452, 455                  U.C.C. Unit
                                                              Lansing, MI 48909-7697

Minnesota                  FCs      340, 739                  Secretary of State
                                                              UCC Division
                                                              180 State Building
                                                              St. Paul, MN 55155

Mississippi                                                   Secretary of State
Dual Filing State                                             UCC Division
                                                              P.O. Box 136
                                                              Jackson, MS 39205-0136

                                                              - AND -

                           FC       450                       Clerk of the Madison County
                                                              Chancery Court
                                                              P.O. Box 404
                                                              Canton, MS 39046

Missouri                                                      Secretary of State
Dual Filing State                                             Uniform Commercial Code
                                                              P.O. Box 1159
                                                              Jefferson City, MO 65102

                                                              - AND -

                           FC       315                       Jackson County Recorder of Deeds
                                                              415 E. 12th Street
                                                              Independence, MO 64106


                           FCs      321, 753, 754             St. Louis County Recorder of Deeds
                                                              Clayton, MO 63105

                           FC       769                       Greene County Recorder of Deeds
                                                              Springfield, MO 65802

Nevada                     FC       345                       Secretary of State
                                                              UCC Division, Capitol Complex
                                                              Secretary of State's Office
                                                              Carson City, NV 89710

New Jersey                 FCs      215, 217, 224             Secretary of State
                                    228, 230, 236             UCC Section
                                    243, 254, 260             State House
                                                              Trenton, NJ 08625

New Mexico                 FCs      532                       Secretary of State
                                                              UCC Division
                                                              Executive Legislative Bldg.
                                                              Santa Fe, NM 87503

New York                                                      Department of State
Dual Filing State                                             UCC Division
                                                              162 Washington Ave.
                                                              Albany, NY 12231

                                                              - AND -

                           FCs      202, 216, 223             Monroe County Clerk
                                                              39 W. Main Street
                                                              Rochester, NY 14614

                           Corporate Office:
                           Blansford, NY 10523

                           FCs      210, 256                  Nassau County Clerk
                                                              240 Old Country Road
                                                              Mineola, NY 11501

                           FCs      214, 229                  Onondaga County Clerk
                                                              Syracuse, NY 13202


                           FC       219                       Oneida County Clerk
                                                              Utica, NY 13501

                           FC       226                       Dutchess County Clerk
                                                              22 Market Street
                                                              Poughkeepsie, NY 12601

                           FC       245                       City Register
                                                              Bronx County Office
                                                              1932 Arthur Ave.
                                                              Bronx, NY 10457

                           FC       246                       City Register
                                                              Queens County Office
                                                              90-27 Sutphin Blvd.
                                                              Jamaica, NY 11435

                           FC       248                       Suffolk County Clerk
                                                              Riverhead, NY 11901

                           FC       249                       City Register
                                                              Kings County Office
                                                              Municipal Bldg.
                                                              210 Joralemon St.
                                                              Brooklyn, NY 11201

                           FC       264                       Chemung County Clerk
                                                              P.O. Box 588
                                                              Elmira, NY 14902

                           FC       266                       Orange County Clerk
                                                              Goshen, NY 10924

                           FC       326                       Erie County Clerk
                                                              25 Delaware Ave.
                                                              Buffalo, NY 14202

North Carolina                                                Secretary of State
Dual Filing State                                             UCC Division
                                                              300 North Salisbury Street
                                                              Raleigh, NC 27603-5909


                                                              - AND -

                           FC       406                       Forsythe County Registor of Deeds
                                                              P.O. Box 1013
                                                              Winston-Salem, NC 27101

                           FC       463                       Cumberland County Registor of Deeds
                                                              P.O. Box 2039
                                                              Fayetteville, NC 28302

Ohio                                                          Secretary of State
Dual Filing State                                             UCC Division
                                                              State Officer Tower
                                                              Columbus, OH 43216

                                                              - AND -

                           FC       306, 343                  Hamilton County Recorder
                                                              Cincinnati, OH 45202

                           FCs      310, 339, 761             Franklin County Recorder
                                                              373 S. High Street
                                                              Columbus, OH 43215

                           FCs      716, 780                  Cuyahoga County Recorder
                                                              1219 Ontario
                                                              Cleveland, OH 44113

                           FC       725                       Summit County Recorder
                                                              117 South Main Street
                                                              Akron, OH 44308

                           FC       732                       Stark County Recorder
                                                              110 Central Plaza South
                                                              Canton, OH 44702

                           FC       771                       Lucas County Recorder
                                                              Jackson Street
                                                              Toledo, OH 43604

Oklahoma                   FCs      516, 517, 542             County Clerk of Oklahoma County
                                                              Oklahoma City, Oklahoma 73102



Oregon                     FC       560, 565                  Office of the Secretary of State
                                                              Uniform Commercial Code
                                                              Room 122, State Capital
                                                              Salem, OR 97310

Pennsylvania                                                  Secretary of Commonwealth
Dual Filing State                                             UCC Division
                                                              Harrisburg, PA 17120

                                                              - AND -

                           FCs      204, 247                  Philadelphia County Prothonotary
                                                              Broad & Market
                                                              Philadelphia, PA 19107

                           FC       225                       Lehigh County Prothonotary
                                                              Allentown, PA 18105

                           FC       239                       Lackawanna County Prothonotary
                                                              P.O. Box 133
                                                              Scranton, PA 18503

                           FC       263                       Bucks County Prothonotary
                                                              Doylestown, PA 18901

                           FC       273                       York County Prothonotary
                                                              York, PA 17401

                           FCs      317, 788                  Allegheny County Prothonotary
                                                              542 Forbes Ave.
                                                              Pittsburgh, PA 15219

                           FC       324                       Chester County Prothonotary
                                                              2 No. Hight Street
                                                              West Chester, PA 19380

Rhode Island               FC       270                       Division of Uniform Commercial Code
                                                              Office of Secretary of State
                                                              100 N. Main Street
                                                              Providence, RI 02903


South Carolina             FCs      404, 409                  Secretary of State
                                                              UCC Section
                                                              P.O. Box 11350
                                                              Columbia, SC 29211

Tennessee                  FCs      405, 415, 436             Secretary of State
                                    437                       UCC Section
                                                              James K. Polk Building, 18th Floor
                                                              Nashville, TN 37219

Texas                      FCs      313, 320, 322             Secretary of State
                                    344, 347, 348             UCC Division
                                    501, 502, 504             P.O. Box 13193
                                    506, 511, 512             Austin, TX 78711-3193
                                    525, 541, 544
                                    546, 552, 553
                                    555, 559

Utah                       FC       549                       Division of Corporations and
                                                              Commercial Code
                                                              UCC Division
                                                              P.O. Box 45801
                                                              Salt Lake City, UT 84145-0801

Virginia                                                      Clerk's Office
Dual Filing State                                             State Corporation Commission
                                                              P.O. Box 1197
                                                              Richmond, VA 23218-1197

                                                              - AND -

                           FC       319                       Clerk of the Court of
                                                              Prince William Country
                                                              P.O. Box 191
                                                              Manassas, VA 22110

                           FC       403                       Clerk of the Court of the
                                                              City of Virginia Beach
                                                              Virginia Beach, VA 23458



                                       11

                           FC       407, 478                  Clerk of the Court of the
                                                              County of Fairfax
                                                              4110 Chain Bridge Rd.
                                                              Fairfax, VA 22030

                           FC       408                       Clerk of the Court for the
                                                              City of Newport News
                                                              Newport News, VA 23607

                           FC       430                       Clerk of the Court for the
                                                              County of Henrico
                                                              P.O. Box 27032
                                                              Richmond, VA 23273

                           FC       443                       Clerk of the Court for the
                                                              City of Norfolk
                                                              Norfolk, VA 23510

                           FC       477                       Clerk of the Court for the
                                                              County of Roanoke
                                                              Salem, VA 24153

Washington                 FCs      475, 571                  Department of Licensing
                                                              UCC Division
                                                              P.O. Box 9660
                                                              Olympia, WA 98507-9660

Wisconsin                  FCs      304, 763, 764             Department of Financial Institutions
                                    795, 803                  Division of Corporate and Consumer
                                                              Services
                                                              P.O. Box 7847
                                                              Madison, WI 53707


B.       FIXTURE FILINGS

State                      Facilities Located                 Filing Office
                           Within the Jurisdiction
                           of the Filing Office
_______________            ________________________           _______________________________


Alabama                    FC       410                       Madison County Judge of Probate
                                                              Huntsville, AL 35801

                           FC       413                       Mobile County Judge of Probate
                                                              Mobile, AL 36602

                           FC       454                       Montgomery County Judge of Probate
                                                              Montgomery, AL 36104

                           FC       797                       Jefferson County Judge of Probate
                                                              Birmingham, AL 35203

                           FC       797                       Jefferson County Judge of Probate
                                                              Bessemer, AL 35020

Arizona                    FC       522                       Pima County Recorder
                                                              115 N. Church Ave.
                                                              Tuscon, AZ

California                 FC       362                       San Bernardino County Clerk
                                                              and Recorder
                                                              Hall of Records
                                                              San Bernardino, CA 92415

                           FC       417                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       418                       San Diego County Clerk and Recorder
                                                              P.O. Box 1750
                                                              San Diego, CA 92112



                                       13

                           FC       420                       Orange County Clerk and Recorder
                                                              P.O. Box 238
                                                              Santa Ana, CA 92701

                           FC       428                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       453                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       461                       Riverside County Clerk and Recorder
                                                              Courthouse
                                                              Riverside, CA 92501

                           FC       465                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       474                       San Diego County Clerk and Recorder
                                                              P.O. Box 1750
                                                              San Diego, CA 92112

                           FC       480                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       481                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

                           FC       514                       San Joaquin County Clerk and Recorder
                                                              Hall of Records
                                                              Stockton, CA 95202

                           FC       521                       Sacramento County Clerk and Recorder
                                                              P.O. Box 839
                                                              Sacramento, CA 95804

                           FC       523                       Fresno County Clerk and Recorder
                                                              P.O. Box 766
                                                              Fresno, CA 93712

                           FC       526                       Sacramento County Clerk and Recorder
                                                              P.O. Box 839
                                                              Sacramento, CA 95804

                           FC       527                       Stanislaus-Modesto County
                                                              Clerk and Recorder
                                                              P.O. Box 1008
                                                              Courthouse
                                                              Modesto, CA 95353

                           FC       561                       Santa Clara County Clerk and Recorder
                                                              70 West Hedding
                                                              San Jose, CA 95110

                           FC       563                       San Mateo County Clerk and Recorder
                                                              Courthouse
                                                              Redwood City, CA 94063

                           FC       566                       Los Angeles County Clerk and Recorder
                                                              RM5 - New Hall of Records
                                                              Los Angeles, CA 90012

Colorado                   FC       338                       Office of the County Clerk and Recorder,
                                                              Douglas County

                           FC       353                       Office of the County Clerk and Recorder,
                                                              Arapahoe County

                           FC       518                       Office of County Clerk and Recorder,
                                                              El Paso County

                           FC       556                       Office of County Clerk and Recorder,
                                                              Jefferson County

Connecticut                FC       208                       Town Clerk
                                                              Danbury, CT

                           FC       235                       Town Clerk
                                                              New Haven, CT


Delaware                   FC       267                       New Castle County Recorder of Deeds
                                                              800 French Street
                                                              Wilmington, DE 19801

Florida                    Corporate Office                   Office of the Broward County
                                                              Circuit Court Clerk
                                                              Box 14668
                                                              Fort Lauderdale, FL 33302

                           Corporate Office                   Office of the Broward County
                                                              Circuit Court Clerk
                                                              Box 14668
                                                              Fort Lauderdale, FL 33302

                           FC       342                       Office of the Palm Beach County
                                                              Circuit Court Clerk
                                                              Box 4177
                                                              West Palm Beach, FL 33402

                           FC       433                       Office of the Escambia County
                                                              Circuit Court Clerk
                                                              Pensacola, FL 32501

                           FC       442                       Office of the Leon County
                                                              Circuit Court Clerk
                                                              Box 726
                                                              Tallahassee, FL 32301

                           FC       731                       Office of the Duval County
                                                              Circuit Court Clerk
                                                              Jacksonville, FL 32202

                           FC       733                       Office of the Orange County
                                                              Circuit Court Clerk
                                                              Box 38
                                                              Orlando, FL 32802

                           FC       734                       Office of the Duval County
                                                              Circuit Court Clerk
                                                              Jacksonville, FL 32202

                           FC       740                       Office of the Broward County
                                                              Circuit Court Clerk
                                                              Box 14668
                                                              Ft. Lauderdale, FL 33302

                           FC       750                       Office of the Dade County
                                                              Circuit Court Clerk
                                                              Miami, FL 33130

                           FC       755                       Office of the Broward County
                                                              Circuit Court Clerk
                                                              Box 14668
                                                              Ft. Lauderdale, FL 33302

                           FC       792                       Office of the Lee County
                                                              Circuit Court Clerk
                                                              Box 2278
                                                              Fort Myers, FL 33902

Georgia                    FC       311                       Clerk of the DeKalb County
                                                              Superior Court
                                                              Decatur, GA 30030

                           FC       334                       Clerk of the Cobb County
                                                              Superior Court
                                                              Box 3490
                                                              Marietta, GA 30091

                           FC       358                       Clerk of the Fulton County Superior Court
                                                              Atlanta, GA 30303

                           FC       439                       Clerk of the Bibb County Superior Court
                                                              P.O. Box 1015
                                                              Macon, GA 31208

                           FC       451                       Clerk of the Cobb County Superior Court
                                                              Box 3490
                                                              Marietta, GA 30091

                           FC       802                       Clerk of the Clayton County
                                                              Superior Court
                                                              121 So. McDonough
                                                              Jonesboro, GA 30236


Hawaii                     FC       547                       Registrar of Conveyances
                                                              Bureau of Conveyances
                                                              P.O. Box 2867
                                                              Honolulu, HI 96803

Idaho                      FC       524                       Ada County Recorder
                                                              Boise, ID 83702

Illinois                   FC       301                       Du Page County Recorder
                                                              Wheaton, IL 60187

                           FC       303                       Du Page County Recorder
                                                              Wheaton, IL 60187

                           FC       309                       Cook County Recorder
                                                              Chicago, IL 60602

                           FC       335                       Cook County Recorder
                                                              Chicago, IL 60602

                           FC       759                       Winnebago County Recorder
                                                              Rockford, IL 61101

                           FC       787                       Peoria County Recorder
                                                              Peoria, IL 61602

Indiana                    FC       307                       Marion County Recorder
                                                              Indianapolis, IN 46204

                           FC       720                       Lake County Recorder
                                                              2293 N. Main
                                                              Crown Point, IN 46307

                           FC       736                       Marion County Recorder
                                                              Indianapolis, IN 46204

                           FC       746                       Allen County Recorder
                                                              1 E. Main Street
                                                              Fort Wayne, IN 46802

                           FC       760                       Marion County Recorder
                                                              Indianapolis, IN 46204


                           FC       785                       Howard County Recorder
                                                              Courthouse
                                                              Kokomo, IN 46901

                           FC       796                       Johnson County Recorder
                                                              P.O. Box 475
                                                              Franklin, IN 46131

                           FC       801                       St. Joseph County Recorder
                                                              South Bend, IN 46601

Iowa                       FC       779                       Polk County Recorder
                                                              111 Court Avenue
                                                              Des Moines 50309

Kansas                     FC       308                       Johnson County Register of Deeds
                                                              P.O. Box 700
                                                              Olathes, KS 66061

                           FC       554                       Sedgwick County Register of Deeds
                                                              Wichita, KS 67203

Kentucky                   FC       738                       Jefferson County Clerk
                                                              P.O. Box 33033
                                                              Louisville, KY 40202

                           FC       745                       Jefferson County Clerk
                                                              P.O. Box 33033
                                                              Louisville, KY 40202

Louisiana                  FC       438                       Clerk of the Jefferson Parish Court
                                                              P.O. Box 10
                                                              Gretna, LA 70054

                           FC       456                       Clerk of the Caddo Parish Court
                                                              Shreveport, LA 71101

                           FC       458                       Clerk of the Lafayette Parish Court
                                                              P.O. Box 2009
                                                              Lafayette, LA 70502

                           FC       804                       Clerk of the Jefferson Parish Court
                                                              P.O. Box 10
                                                              Gretna, LA 70054

                                       19

Maryland                   FC       201                       Clerk of the Baltimore County
                                                              Circuit Court
                                                              Towson, MD 21285

                           FC       213                       Clerk of the Anne Arundel County
                                                              Circuit Court
                                                              P.O. Box 71
                                                              Annapolis, MD 21404

                           FC       220                       Clerk of the Harford County
                                                              Circuit Court
                                                              20 W. Courtland Street
                                                              Bel Air, MA 21014

                           FC       222                       Clerk of the Baltimore County
                                                              Circuit Court
                                                              P.O. Box 6754
                                                              Towson, MD 21285

                           FC       242                       Clerk of the Frederick County
                                                              Circuit Court
                                                              100 W. Patrick Street
                                                              Frederick, MD 21701

                           FC       416                       Clerk of the Anne Arundel County
                                                              Circuit Court
                                                              P.O. Box 71
                                                              Annapolis, MD 21404

Massachusetts              FC       227                       Bristol County
                                                              Registry of Deeds

                           FC       231                       Middlesex County
                                                              Registry of Deeds

                           FC       232                       Middlesex County
                                                              Registry of Deeds

                           FC       233                       Plymouth County
                                                              Registry of Deeds

                                       20

                           FC       234                       Essex County
                                                              Registry of Deeds

                           FC       257                       Worcester County
                                                              Registry of Deeds

                           FC       271                       Hampden County
                                                              Registry of Deeds

Michigan                   FC       332                       Oakland County Register of Deeds
                                                              Pontiac, MI 48053

                           FC       349                       Macomb County Register of Deeds
                                                              10 N. Main
                                                              Mount Clemons, MI 48043

                           FC       431                       Genesse County Register of Deeds
                                                              Flint, MI 48502

                           FC       452                       Kalamazoo County Register of Deeds
                                                              Kalamazoo, MI 49007

                           FC       455                       Oakland County Register of Deeds
                                                              Pontiac, MI 48053

Minnesota                  FC       340                       Anoka County Recorder
                                                              Anoka, MN 55303

                           FC       739                       Hennepin County Recorder
                                                              Minneapolis, MN 55415

Mississippi                FC       450                       Clerk of the Madison County
                                                              Chancery Court
                                                              P.O. Box 404
                                                              Canton, MS 39046

Missouri                   FC       315                       Jackson County Recorder of Deeds
                                                              415 E. 12th Street
                                                              Independence, MO 64106

                           FC       321                       St. Louis County Recorder of Deeds
                                                              Clayton, MO 63105

                           FC       753                       St. Louis County Recorder of Deeds
                                                              Clayton, MO 63105

                           FC       754                       St. Louis County Recorder of Deeds
                                                              Clayton, MO 63105

                           FC       769                       Greene County Recorder of Deeds
                                                              Springfield, MO 65802

Nevada                     FC       345                       Clark County Recorder
                                                              Box 551510
                                                              309 South Third Street
                                                              Las Vegas, NV 89155

New Jersey                 FC       215                       Morris County Clerk
                                                              CN 900
                                                              Morristown, NJ 07960

                           FC       217                       Middlesex County Clerk
                                                              P.O. Box 1110
                                                              New Brunswick, NJ 08903

                           FC       224                       Hudson County Register of
                                                              Deeds and Mortgages
                                                              Jersey City, NJ 07306

                           FC       228                       Camden County Register of
                                                              Deeds and Mortgages
                                                              Camden, NJ 08101

                           FC       230                       Middlesex County Clerk
                                                              P.O. Box 1110
                                                              New Brunswick, NJ 08903

                           FC       236                       Union County Register of
                                                              Deeds and Mortgages
                                                              Elizabeth, NJ 07207

                           FC       243                       Mercer County Clerk
                                                              Trenton, NJ 08607

                           FC       254                       Monmouth County Clerk
                                                              P.O. Box 351
                                                              Freehold, NJ 07728

                           FC       260                       Bergen County Clerk
                                                              Hackensack, NJ 07601

New Mexico                 FC       532                       Bernalillo County Clerk
                                                              Albququerque, NM 87108

New York                   Corporate Office                   Westchester County Clerk
                                                              White Plains, NY 10601

                           FC       202                       Monroe County Clerk
                                                              39 W. Main Street
                                                              Rochester, NY 14614

                           FC       210                       Nassau County Clerk
                                                              240 Old Country Road
                                                              Mineola, NY 11501

                           FC       216                       Monroe County Clerk
                                                              39 W. Main Street
                                                              Rochester, NY 14614

                           FC       223                       Monroe County Clerk
                                                              39 W. Main Street
                                                              Rochester, NY 14614

                           FC       214                       Onondaga County Clerk
                                                              Syracuse, NY 13202

                           FC       219                       Oneida County Clerk
                                                              Utica, NY 13501

                           FC       229                       Onondaga County Clerk
                                                              Syracuse, NY 13202

                           FC       226                       Dutchess County Clerk
                                                              22 Market Street
                                                              Poughkeepsie, NY 12601

                           FC       245                       City Register
                                                              Bronx County Office
                                                              1932 Arthur Ave.
                                                              Bronx, NY 10457

                           FC       246                       City Register
                                                              Queens County Office
                                                              90-27 Sutphin Blvd.
                                                              Jamaica, NY 11435

                           FC       248                       Suffolk County Clerk
                                                              Riverhead, NY 11901

                           FC       249                       City Register
                                                              Kings County Office
                                                              Municipal Bldg.
                                                              210 Joralemon St.
                                                              Brooklyn, NY 11201

                           FC       256                       Nassau County Clerk
                                                              240 Old Country Road
                                                              Mineola, NY 11501

                           FC       264                       Chemung County Clerk
                                                              P.O. Box 588
                                                              Elmira, NY 14902

                           FC       266                       Orange County Clerk
                                                              Goshen, NY 10924

                           FC       326                       Erie County Clerk
                                                              25 Delaware Ave.
                                                              Buffalo, NY 14202

North Carolina             FC       406                       Forsythe County Registor of Deeds
                                                              P.O. Box 1013
                                                              Winston-Salem, NC 27101

                           FC       463                       Cumberland County Registor of Deeds
                                                              P.O. Box 2039
                                                              Fayetteville, NC 28302

Ohio                       FC       306                       Hamilton County Recorder
                                                              Cincinnati, OH 45202

                           FC       339                       Franklin County Recorder
                                                              373 S. High Street
                                                              Columbus, OH 43215

                           FC       343                       Hamilton County Recorder
                                                              Cincinnati, OH 45202

                           FC       310                       Franklin County Recorder
                                                              373 S. High Street
                                                              Columbus, OH 43215

                           FC       716                       Cuyahoga County Recorder
                                                              1219 Ontario
                                                              Cleveland, OH 44113

                           FC       725                       Summit County Recorder
                                                              117 South Main Street
                                                              Akron, OH 44308

                           FC       732                       Stark County Recorder
                                                              110 Central Plaza South
                                                              Canton, OH 44702

                           FC       761                       Franklin County Recorder
                                                              373 S. High Street
                                                              Columbus, OH 43215

                           FC       771                       Lucas County Recorder
                                                              Jackson Street
                                                              Toledo, OH 43604

                           FC       780                       Cuyahoga County Recorder
                                                              1219 Ontario
                                                              Cleveland, OH 44113

Oklahoma                   FC       516                       County Clerk of Oklahoma County
                                                              Oklahoma City, OK 73102

                           FC       517                       County Clerk of Tulsa County
                                                              Tulsa, OK 74103

                           FC       542                       County Clerk of Oklahoma County
                                                              Oklahoma City, OK 73102


Oregon                     FC       560                       Marion County Clerk
                                                              Salem, OR 97301

                           FC       565                       Lane County Clerk
                                                              Eugene, OR 97401

Pennsylvania               FC       204                       Philadelphia County Recorder of Deeds
                                                              Broad & Market
                                                              Philadelphia, PA 19107

                           FC       225                       Lehigh County Recorder of Deeds
                                                              Allentown, PA 18105

                           FC       239                       Lackawanna County Recorder of Deeds
                                                              P.O. Box 133
                                                              Scranton, PA 18503

                           FC       247                       Philadelphia County Recorder of Deeds
                                                              Broad & Market
                                                              Philadelphia, PA 19107

                           FC       263                       Bucks County Recorder of Deeds
                                                              Doylestown, PA 18901

                           FC       273                       York County Recorder of Deeds
                                                              York, PA 17401

                           FC       317                       Allegheny County Recorder of Deeds
                                                              542 Forbes Ave.
                                                              Pittsburgh, PA 15219

                           FC       324                       Chester County Recorder of Deeds
                                                              2 No. Hight Street
                                                              West Chester, PA 19380

                           FC       788                       Allegheny County Recorder of Deeds
                                                              542 Forbes Ave.
                                                              Pittsburgh, PA 15219

Rhode Island               FC       270                       Recorder of Deeds
                                                              East Greenwich, RI

South Carolina             FC       404                       Charleston County Register of
                                                              Mesne Conveyances
                                                              P.O. Box 726
                                                              Charleston, SC 29401

                           FC       409                       Greenville County Register of
                                                              Mesne Conveyances
                                                              Greenville, SC 29601


Tennessee                  FC       405                       Knox County Register
                                                              Knoxville, TN 37902

                           FC       415                       Shelby County Register
                                                              Box 3823
                                                              Memphis, TN 38173

                           FC       436                       Davidson County Register
                                                              103 Courthouse
                                                              Nashville, TN 37201

                           FC       437                       Davidson County Register
                                                              103 Courthouse
                                                              Nashville, TN 37201

Texas                      FC       313                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       320                       Dallas County Clerk
                                                              Dallas, TX 75202

                           FC       322                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       344                       Bexar County Clerk
                                                              San Antonio, TX 78205

                           FC       347                       Tarrant County Clerk
                                                              100 E. Weatherford
                                                              Fort Worth, TX 76196

                           FC       348                       Bexar County Clerk
                                                              San Antonio, TX 78205

                           FC       501                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       502                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       504                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       506                       Collin County Clerk
                                                              McKinney, TX 75069

                           FC       511                       Tarrant County Clerk
                                                              100 E. Weatherford
                                                              Fort Worth, TX 76196

                           FC       512                       Dallas County Clerk
                                                              Dallas, TX 75202

                           FC       525                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

                           FC       541                       Lubbock County Clerk
                                                              P.O. Box 10536
                                                              Lubbock, TX 79408

                           FC       544                       El Paso County Clerk
                                                              501 E. Overland
                                                              El Paso, TX 79901

                           FC       546                       Travis County Clerk
                                                              P.O. Box 1748
                                                              Austin, TX 78701

                           FC       552                       Dallas County Clerk
                                                              Dallas, TX 75202

                           FC       553                       Jefferson County Clerk
                                                              P.O. Box 1151
                                                              Beaumont, TX 77704

                           FC       555                       Midland County Clerk
                                                              P.O. Box 211
                                                              Midland, TX 79702

                           FC       559                       Harris County Clerk
                                                              P.O. Box 1525
                                                              Houston, TX 77251

Utah                       FC       549                       Salt Lake County Recorder
                                                              Salt Lake City, UT 84401

Virginia                   FC       319                       Clerk of the Court of
                                                              Prince William Country
                                                              P.O. Box 191
                                                              Manassas, VA 22110

                           FC       403                       Clerk of the Court of the
                                                              City of Virginia Beach
                                                              Virginia Beach, VA 23458

                           FC       407                       Clerk of the Court of the
                                                              County of Fairfax
                                                              4110 Chain Bridge Rd.
                                                              Fairfax, VA 22030

                           FC       408                       Clerk of the Court for the
                                                              City of Newport News
                                                              Newport News, VA 23607


                           FC       430                       Clerk of the Court for the
                                                              County of Henrico
                                                              P.O. Box 27032
                                                              Richmond, VA 23273

                           FC       443                       Clerk of the Court for the
                                                              City of Norfolk
                                                              Norfolk, VA 23510

                           FC       477                       Clerk of the Court for the
                                                              County of Roanoke
                                                              P.O. Box 1126
                                                              Salem, VA 24153

                           FC       478                       Clerk of the Court for the
                                                              County of Fairfax
                                                              4110 Chain Bridge Road
                                                              Fairfax, VA 22030

Washington                 FC       475                       Pierce County Recording Officer
                                                              2401 So. 35th Street
                                                              Tacoma, WA98409

                           FC       571                       Clark County Recording Officer
                                                              P.O. Box 5000
                                                              Vancouver, WA 98668

Wisconsin                  FC       304                       Milwaukee County Register of Deeds
                                                              901 N. 9th Street
                                                              Milwaukee, WI 53233

                           FC       763                       Dane County Register of Deeds
                                                              210 Martin Luther King Blvd.
                                                              Box 1438
                                                              Madison, WI 53701

                           FC       764                       Outagamie County Register of Deeds
                                                              410 South Walnut Street
                                                              Appleton, WI 54911

                           FC       795                       Brown County Register of Deeds
                                                              P.O. Box 23600
                                                              Green Bay, WI 54305

                           FC       803                       Marathon County Register of Deeds
                                                              500 Forest Street
                                                              Wausau, WI 54403


                                  SCHEDULE 3.3

                             LOCATION OF COLLATERAL


                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           Corporate Office                             Taxter Park Associates
                               565 Taxter Road                              c/o Dean Witter Realty Inc.
                               Elmsford, NY 10523                           Two World Trade Center
                                                                            64th Floor
                                                                            New York, NY 10048

                                                                            Kamenstein
                                                                            565 Taxter Road
                                                                            Elmsford, NY 10523
                                                                            (Sub-landlord)

Discovery Zone, Inc.           Corporate Office                             Tessler Enterprises
                               6600 NW 16th Street                          2240 SW 70th Avenue
                               Plantation, FL 33313                         Unit H
                                                                            Davie, FL 33317

Discovery Zone, Inc.           201                                          [SEE SCHEDULE 3.3A]
                               8661 Philadelphia Road
                               Baltimore, MD  21237

Discovery Zone, Inc.           202                                          Joseph Fanghetti, Esq.
                               1000 Hylan Dr.                               c/o Keilum Realty Corp.
                               Hylan Dr. & Jefferson Rd.                    One Old Country Road, Suite 400
                               Henrietta, NY  14623                         Carle Place, NY  11514

Discovery Zone, Inc.           204                                          [SEE SCHEDULE 3.3A]
                               2327 Cottman Avenue
                               Philadelphia, PA  19149

Discovery Zone, Inc.           208                                          Tisano Realty Inc.
                               26 Backus Avenue                             30 Sweet Briar Court
                               Danbury, CT  06810                           Stamford, CT  06905

Discovery Zone, Inc.           210                                          [SEE SCHEDULE 3.3A]
                               3601 Hempstead Turnpike
                               Levittown, NY 11756

Discovery Zone, Inc.           213                                          Saul Subsidiary Ltd. Partnership
                               46 Mountain Road                             c/o Wyndham Management Company
                               Glen Burnie, MD  21061                       8401 Connecticut Avenue
                                                                            Chevy Chase, MD  20815

Discovery Zone, Inc.           214                                          [SEE SCHEDULE 3.3A]
                               7421 Oswego Road
                               Liverpool, NY  13090

Discovery Zone, Inc.           215                                          [SEE SCHEDULE 3.3A]
                               Rt. 80 & Mt. Hope Rd.
                               Rockaway, NJ  07866


                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           216                                          Benderson Development Company
                               1601 Penfield Road                           570 Delaware Avenue
                               Rochester, NY  14625                         Buffalo, New York  14202

Discovery Zone, Inc.           217                                          Midstate HYE L.P.
                               300 Route 18 North                           c/o Gabrallian Assoc.
                               East Brunswick, NJ  08816                    95 Route 17 South
                                                                            Paramus, New Jersey  07652

Discovery Zone, Inc.           219                                          [SEE SCHEDULE 3.3A]
                               1092 Commercial Drive
                               New Hartford, NY 13413

Discovery Zone, Inc.           220                                          [SEE SCHEDULE 3.3A]
                               527 Baltimore Pike
                               Bel Air, MD  21014

Discovery Zone, Inc.           222                                          [SEE SCHEDULE 3.3A]
                               6510 Baltimore National Pike
                               Catonsville, MD  21228

Discovery Zone, Inc.           223                                          [SEE SCHEDULE 3.3A]
                               170 Greece Ridge Center Drive
                               Greece, NY  14626

Discovery Zone, Inc.           224                                          [SEE SCHEDULE 3.3A]
                               Route 440 South
                               Jersey City, NJ  07304

Discovery Zone, Inc.           225                                          [SEE SCHEDULE 3.3A]
                               2180 MacArthur Rd.
                               Whitehall, PA  18052

Discovery Zone, Inc.           226                                          [SEE SCHEDULE 3.3A]
                               838 South Road, Rt. 9
                               Poughkeepsie, NY  12601

Discovery Zone, Inc.           227                                          [SEE SCHEDULE 3.3A]
                               Rt. 6, 169 Dartmouth Mall
                               Dartmouth, MA  02747

Discovery Zone, Inc.           228                                          [SEE SCHEDULE 3.3A]
                               1660 Kings Highway North
                               Cherry Hill, NJ  08034

Discovery Zone, Inc.           229                                          Albert D. Pizio Trust B
                               3439 Erie Blvd.                              c/o Tornatore & Co., CPA's P.C.
                               Dewitt, NY  13214                            6075 East Molloy Road
                                                                            Syracuse, NY  13211

Discovery Zone, Inc.           230                                          [SEE SCHEDULE 3.3A]
                               Stelton & Hadley Roads
                               South Plainfield, NJ  07080

                                       3

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------


Discovery Zone, Inc.           231                                          [SEE SCHEDULE 3.3A]
                               1282 Worcester Street, Rte. 9E
                               Natick, MA  01760

Discovery Zone, Inc.           232                                          TYN Limited Partnership
                               440 Middlesex Road                           Attn: Director of Real Estate
                               Tyngsboro, MA  01879                         c/o Boston Development Assoc., Inc.
                                                                            32 Southwest Park
                                                                            Westwood, MA  02090

Discovery Zone, Inc.           233                                          [SEE SCHEDULE 3.3A]
                               Rt. 3 at 53
                               1775 Washington Street
                               Hanover, MA  02339

Discovery Zone, Inc.           234                                          [SEE SCHEDULE 3.3A]
                               8-10 Newbury Street
                               Danvers, MA  01923

Discovery Zone, Inc.           235                                          [SEE SCHEDULE 3.3A]
                               138 Amity Road
                               New Haven, CT  06515

Discovery Zone, Inc.           236                                          Martin Rappaport d/b/a
                               1235 Route 22 W.                             Union Equity Realty
                               Union, NJ  07083                             P.O. Box 1562
                                                                            Englewood Cliffs, NJ  07632

Discovery Zone, Inc.           239                                          [SEE SCHEDULE 3.3A]
                               423 Scranton Carbondale Hwy.
                               Scanton, PA  18508

Discovery Zone, Inc.           242                                          [SEE SCHEDULE 3.3A]
                               470-474 Prospect Blvd.
                               Frederick, MD  21701

Discovery Zone, Inc.           243                                          [SEE SCHEDULE 3.3A]
                               318 Route 33
                               Hamilton Square, NJ  08619

Discovery Zone, Inc.           245                                          Val-Ford Realty, Inc.
                               237 East Fordham Rd.                         1557 Broadway
                               Bronx, NY  10458                             New York, NY  10036

Discovery Zone, Inc.           246                                          [SEE SCHEDULE 3.3A]
                               66-26 Metropolitan Avenue
                               Middle Village (Queens), NY  11379

Discovery Zone, Inc.           247                                          [SEE SCHEDULE 3.3A]
                               2403-17 Aramingo Ave
                               Philadelphia, PA  19125

Discovery Zone, Inc.           248                                          [SEE SCHEDULE 3.3A]
                               114-116 Deer Park Avenue
                               North Babylon, NY  11703


                                       4

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           249                                          [SEE SCHEDULE 3.3A]
                               5405 Kings Plaza
                               Brooklyn, NY  11234

Discovery Zone, Inc.           254                                          [SEE SCHEDULE 3.3A]
                               Consumer Center 3
                               310 Rt. 36, Suite 607
                               West Long Branch, NJ  07764

Discovery Zone, Inc.           256                                          Carle Place Annex Co
                               183 Glen Cove Road                           c/o Basser & Kaufman
                               Carle Place, NY 11514                        335 Central Avenue
                                                                            Lawrence, NY  11559
                                                                            Attn:  Marc Kemp, Esq.

Discovery Zone, Inc.           257                                          [SEE SCHEDULE 3.3A]
                               77 Boston Turnpike, Rt. 9W
                               Shrewsbury, MA  01545

Discovery Zone, Inc.           260                                          Fashion Center Associates
                               The Fashion Center                           c/o Kravco Co.
                               Rt. 17 at Ridgewood Avenue                   The Atrium
                               Paramus, NJ  07652                           234 Mall Blvd, Box 1528
                                                                            King of Prussia, PA  19406

Discovery Zone, Inc.           263                                          [SEE SCHEDULE 3.3A]
                               Fairless Hills Shopping Center
                               463 Oxford Valley Road
                               Fairless Hills, PA  19030

Discovery Zone, Inc.           264                                          FG-85 Associates
                               845 County Route 64                          570 Delaware Avenue
                               Elmira, NY  14903                            Buffalo, New York  14202

Discovery Zone, Inc.           266                                          [SEE SCHEDULE 3.3A]
                               200 N. Galleria Drive
                               Middletown, NY  10940

Discovery Zone, Inc.           267                                          [SEE SCHEDULE 3.3A]
                               Gordy Plaza
                               4317 Kirkwood Hwy.
                               Wilmington, DE  19808

Discovery Zone, Inc.           270                                          Amalgamated Financial
                               1000 Division Street                           Group IX, L.P.
                               East Greenwich Shopping Center               1414 Atwood Avenue
                               East Greenwich, RI 02818                     Johnston, RI 02919

Discovery Zone, Inc.           271                                          [SEE SCHEDULE 3.3A]
                               247 Memorial Avenue
                               Century Shopping Center
                               W. Springfield, MA 01089

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           273                                          [SEE SCHEDULE 3.3A]
                               2420 Eastern Boulevard
                               York, PA  17402

Discovery Zone, Inc.           301                                          [SEE SCHEDULE 3.3A]
                               Tower Crossing Shopping Center
                               1512 Naper Blvd., STE 180
                               Naperville, IL  60563

Discovery Zone, Inc.           303                                          [SEE SCHEDULE 3.3A]
                               6226 S. Cass Avenue
                               Westmont, IL  60559

Discovery Zone, Inc.           304                                          [SEE SCHEDULE 3.3A]
                               5008 S. 74th Street
                               Greenfield, WI  53220

Discovery Zone, Inc.           306                                          Gilbert Ave. Assoc.
                               8057 Beechmont Ave.                          2820 Gilbert Ave.
                               Cincinnati, OH 45255                         Cincinnati, OH 45206

Discovery Zone, Inc.           307                                          Owned Property
                               3720 E. 82nd Street
                               Indianapolis, IN 46240

Discovery Zone, Inc.           308                                          [SEE SCHEDULE 3.3A]
                               7594 W. 119th Street
                               Overland Park, KS  66213


Discovery Zone, Inc.           309                                          [SEE SCHEDULE 3.3A]
                               15131 S. LaGrange Road
                               Orland Park, IL  60461

Discovery Zone, Inc.           310                                          [SEE SCHEDULE 3.3A]
                               Dublin Village Center
                               6561 Dublin Center Drive
                               Dublin, OH  43017

Discovery Zone, Inc.           311                                          McDonald's Corporation
                               Stone Mountain Square Shopping Center        8th Floor
                               5370 Hwy. 78  #1100                          1 McDonald's Plaza
                               Stone Mountain, GA 30087                     Oakbrook, IL  60521
                                                                            Attention:  Bob Sweitzer

Discovery Zone, Inc.           313                                          [SEE SCHEDULE 3.3A]
                               7744 FM 1960 West
                               Houston, TX  77070

Discovery Zone, Inc.           315                                          [SEE SCHEDULE 3.3A]
                               4420 S. Noland Rd.
                               Noland South Shopping Center
                               Independence, MO 64055

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           317                                          [SEE SCHEDULE 3.3A]
                               251 Clairton Blvd.
                               West Mifflin, PA  15236

Discovery Zone, Inc.           319                                          [SEE SCHEDULE 3.3A]
                               Promenade at Manassas
                               7730 Streamwalk Lane
                               Manassas, VA  22110

Discovery Zone, Inc.           320                                          [SEE SCHEDULE 3.3A]
                               1233 Town East Blvd.
                               Mesquite, TX  75150

Discovery Zone, Inc.           321                                          [SEE SCHEDULE 3.3A]
                               14373 Manchester Blvd.
                               Manchester, MO  63011

Discovery Zone, Inc.           322                                          [SEE SCHEDULE 3.3A]
                               19801 Gulf Freeway #900
                               Webster, TX  77598

Discovery Zone, Inc.           324                                          [SEE SCHEDULE 3.3A]
                               270 N. Pottstown Pike
                               Exton, PA  19341

Discovery Zone, Inc.           326                                          [SEE SCHEDULE 3.3A]
                               5435 Sheridan Drive
                               Amherst, NY  14221

Discovery Zone, Inc.           332                                          [SEE SCHEDULE 3.3A]
                               105 East 13 Mile Road
                               Madison Heights, MI  48071

Discovery Zone, Inc.           334                                          Owned Property
                               824 Earnest W. Barrett Pkwy
                               Kennesaw, GA 30144

Discovery Zone, Inc.           335                                          Owned Property
                               2570 W. Schaumburg Road
                               Schaumburg, IL 60194

Discovery Zone, Inc.           338                                          Owned Property
                               7510 Parkway Drive
                               Littleton, CO 80124

Discovery Zone, Inc.           339                                          Owned Property
                               5705 Chantry Drive
                               Columbus, OH 43232

Discovery Zone, Inc.           340                                          Owned Property
                               8601 Springbrook Drive, NE
                               Coon Rapids, MN 55433

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           342                                          [SEE SCHEDULE 3.3A]
                               10301 Southern Blvd.
                               Royal Palm Beach, FL 33411

Discovery Zone, Inc.           343                                          Owned Property
                               1140 Smiley Road
                               Forest Park, OH 45240

Discovery Zone, Inc.           344                                          Owned Property
                               5751 NW Loop 410
                               Leon Valley, TX 78238

Discovery Zone, Inc.           345                                          [SEE SCHEDULE 3.3A]
                               2020 Olympic Avenue
                               Henderson, NV 89014

Discovery Zone, Inc.           347                                          Owned Property
                               1118 W. Arbrook
                               Arlington, TX 76015

Discovery Zone, Inc.           348                                          Owned Property
                               13722 Embassy Row
                               San Antonio, TX 78216

Discovery Zone, Inc.           349                                          Owned Property
                               13745 Lakeside Circle
                               Sterling Hts, MI 48313

Discovery Zone, Inc.           352                                          Owned Property
                               (Land Only)
                               Frankline Mills Mall
                               Wrights Rd & Woodhaven
                               Franklin Mills, PA 19154

Discovery Zone, Inc.           353                                          Owned Property
                               14281 E. Exposition Avenue
                               Aurora, CO 80012

Discovery Zone, Inc.           357                                          Owned Property
                               (Land Only)
                               Vancouver Mall Cr
                               Vancouver, WA 98662

Discovery Zone, Inc.           358                                          [SEE SCHEDULE 3.3A]
                               730 Holcomb Bridge Road
                               Roswell, GA  30076

Discovery Zone, Inc.           362                                          [SEE SCHEDULE 3.3A]
                               10540 Foot Hill Blvd.
                               Rancho Cucamanga, CA  91730

Discovery Zone, Inc.           403                                          [SEE SCHEDULE 3.3A]
                               774 Hilltop North, #38
                               Virginia Beach, VA  23451

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           404                                          [SEE SCHEDULE 3.3A]
                               7800 North Rivers Ave.
                               N. Charleston, SC  29418

Discovery Zone, Inc.           405                                          [SEE SCHEDULE 3.3A]
                               192 N. Seven Oaks
                               Knoxville, TN  37922

Discovery Zone, Inc.           406                                          [SEE SCHEDULE 3.3A]
                               620 Hanes Mall Blvd
                               Winston-Salem, NC  27103

Discovery Zone, Inc.           407                                          [SEE SCHEDULE 3.3A]
                               5195-A Leesburg Pike
                               Falls Church, VA  22041

Discovery Zone, Inc.           408                                          KMart Corporation
                               401 Oriana Rd.                               c/o K-Mart Int'l. Hq.
                               Newport News, VA  23608                      3100 W. Big Beam Rd.
                                                                            Troy, MI  48034-3163

Discovery Zone, Inc.           409                                          [SEE SCHEDULE 3.3A]
                               20 Haywood Rd. Ste D
                               Greenville, SC  29607

Discovery Zone, Inc.           410                                          [SEE SCHEDULE 3.3A]
                               6125 University Drive NW #D1
                               Huntsville, AL  35806

Discovery Zone, Inc.           413                                          [SEE SCHEDULE 3.3A]
                               3725 Airport Blvd, STE 133
                               Mobile, AL  36608

Discovery Zone, Inc.           415                                          [SEE SCHEDULE 3.3A]
                               3684 Ridgeway
                               Memphis, TN  38115

Discovery Zone, Inc.           416                                          [SEE SCHEDULE 3.3A]
                               81-B Forest Drive
                               Annapolis, MD  21401

Discovery Zone, Inc.           417                                          [SEE SCHEDULE 3.3A]
                               147 Stonewood Street
                               Space A-35
                               Downey, CA  90241

Discovery Zone, Inc.           418                                          [SEE SCHEDULE 3.3A]
                               315 N. Magnolia
                               El Cajon, CA  92020

Discovery Zone, Inc.           420                                          [SEE SCHEDULE 3.3A]
                               136 Orange Fair Mall
                               Fullerton, CA  92632

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           428                                          [SEE SCHEDULE 3.3A]
                               6633 Fallbrook Avenue, #420
                               West Hills, CA  91307

Discovery Zone, Inc.           430                                          [SEE SCHEDULE 3.3A]
                               1532-A Parham Road
                               Richmond, VA  23229

Discovery Zone, Inc.           431                                          [SEE SCHEDULE 3.3A]
                               5038 Miller Road, Suite D
                               Flint, MI  48507

Discovery Zone, Inc.           433                                          [SEE SCHEDULE 3.3A]
                               1670 Airport Blvd
                               Pensacola FL  32504

Discovery Zone, Inc.           436                                          [SEE SCHEDULE 3.3A]
                               2088 North Gallatin Road
                               Madison, TN  37115

Discovery Zone, Inc.           437                                          [SEE SCHEDULE 3.3A]
                               5314 Mountain View Road
                               Antioch, TN  37013

Discovery Zone, Inc.           438                                          [SEE SCHEDULE 3.3A]
                               3908 Veterans Blvd
                               Metairie, LA  70002

Discovery Zone, Inc.           439                                          [SEE SCHEDULE 3.3A]
                               3640 Eisenhower Pkwy., Ste. 9
                               Macon, GA  31206

Discovery Zone, Inc.           442                                          [SEE SCHEDULE 3.3A]
                               3425 Thomsville Road
                               Tallahassee FL  32308

Discovery Zone, Inc.           443                                          Janaf Assoc. LP
                               5900 East Virginia Beach Blvd.               c/o McKinley Commercial, Inc.
                               Norfolk, VA  23510                             For Bankers Trust
                                                                            320 N. Main, Suite 200
                                                                            Ann Arbor, MI  48104

Discovery Zone, Inc.           450                                          Townline Square, L.P.
                               826 South Wheatly Street, STE B              1818 Crane Ridge Drive
                               Ridgeland, MS 39157                          Jackson, MS  39216

Discovery Zone, Inc.           451                                          [SEE SCHEDULE 3.3A]
                               3701 Austell Road
                               Marietta, GA 30062

Discovery Zone, Inc.           452                                          [SEE SCHEDULE 3.3A]
                               6175 South Westnedge Avenue
                               Portage, MI  49002


                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           453                                          [SEE SCHEDULE 3.3A]
                               4645 Silva Street
                               Lakewood, CA  90712

Discovery Zone, Inc.           454                                          [SEE SCHEDULE 3.3A]
                               3439-D McGehee Road
                               Montgomery, AL  36111

Discovery Zone, Inc.           455                                          Fourteen Mile and Haggerty Partnership
                               7390 S. Haggerty                             1577 N. Woodward Avenue
                               W. Bloomfield, MI  48322                     Suite 240
                                                                            Bloomfield Hills, MI  48304
                                                                            Southfield, MI  48034

Discovery Zone, Inc.           456                                          Shreve City Shopping Center
                               1103 Shreveport-Barksdale Hwy.               Stanley R Gumberg,Trustee
                               Shreveport, LA  71105                        c/o J.J. Gumberg Company
                                                                            1051 Brinton Road
                                                                            Pittsburgh, PA  15221

Discovery Zone, Inc.           458                                          [SEE SCHEDULE 3.3A]
                               5700 Johnston, B20
                               Lafayette, LA 70503

Discovery Zone, Inc.           461                                          [SEE SCHEDULE 3.3A]
                               585 N. McKinley Street
                               Corona, CA  91719

Discovery Zone, Inc.           463                                          [SEE SCHEDULE 3.3A]
                               5075 Morganton Road
                               Fayetteville, NC  28314

Discovery Zone, Inc.           465                                          [SEE SCHEDULE 3.3A]
                               11231 183rd Street
                               Cerritos, CA  90701

Discovery Zone, Inc.           474                                          [SEE SCHEDULE 3.3A]
                               510-520 Broadway
                               Chula Vista, CA 91910

Discovery Zone, Inc.           475                                          [SEE SCHEDULE 3.3A]
                               5801 South Sprague Ct.
                               Tacoma, WA  98409

Discovery Zone, Inc.           477                                          [SEE SCHEDULE 3.3A]
                               4035 Electric Road, SW
                               Roanoke, VA  24014

Discovery Zone, Inc.           478                                          [SEE SCHEDULE 3.3A]
                               3031 Nutley St.
                               Fairfax, VA  22031

Discovery Zone, Inc.           480                                          [SEE SCHEDULE 3.3A]
                               320 S. California Ave.
                               West Covina, CA  91790

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           481                                          Antelope Valley Zone
                               1401 West Avenue P                           c/o Jerome White
                               Palmdale, CA  93551                          10801 National Blvd #600
                                                                            Los Angeles, CA  90064

Discovery Zone, Inc.           501                                          [SEE SCHEDULE 3.3A]
                               10201 B Katy Freeway
                               Houston, TX  77024

Discovery Zone, Inc.           502                                          Intercity Investment Properties, Inc.
                               4016-20 Bellaire Blvd.                       Mr. Bert Jordan
                               Houston, TX  77025                           4301 Westside Dr. #100
                                                                            Dallas, Texas  75209-6546

Discovery Zone, Inc.           504                                          [SEE SCHEDULE 3.3A]
                               124 E. FM 1960 Bypass
                               Humble, TX  77338

Discovery Zone, Inc.           506                                          [SEE SCHEDULE 3.3A]
                               1201 North Central Expressway No. 30
                               Plano, TX  75075

Discovery Zone, Inc.           511                                          [SEE SCHEDULE 3.3A]
                               4860 S.W. Loop 820
                               Ft. Worth, TX  76109-4420

Discovery Zone, Inc.           512                                          Owned Property
                               15240 Dallas Parkway
                               Dallas, TX 75248

Discovery Zone, Inc.           514                                          Normandy Village, L.P.
                               7912 North West Lane                         1821 East Hammon Lane, Suite E
                               Stockton, CA 95210                           Stockton, CA  95210
                                                                            Attn: Leasing Coordinator

Discovery Zone, Inc.           516                                          [SEE SCHEDULE 3.3A]
                               2501 W. Memorial Road #105
                               Oklahoma City, OK  73134

Discovery Zone, Inc.           517                                          [SEE SCHEDULE 3.3A]
                               9919 E. 71st Street
                               Tulsa, OK  74133

Discovery Zone, Inc.           518                                          Citadel Crossing Assoc.
                               855 N. Academy Blvd                          c/o The Summit Commercial Group
                               Colorado Springs, CO  80909                  101 North Cascade Avenue, Suite 320
                                                                            Colorado Springs, CO  80903

Discovery Zone, Inc.           521                                          [SEE SCHEDULE 3.3A]
                               6351 Mack Road
                               Sacramento, CA  95823

Discovery Zone, Inc.           522                                          [SEE SCHEDULE 3.3A]
                               6238 E. Broadway Blvd.
                               Tuscon, AZ  85711

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           523                                          [SEE SCHEDULE 3.3A]
                               455 East Shaw Avenue
                               Fresno, CA  93710

Discovery Zone, Inc.           524                                          [SEE SCHEDULE 3.3A]
                               8567 West Franklin Road
                               Boise, ID  83709

Discovery Zone, Inc.           525                                          [SEE SCHEDULE 3.3A]
                               Randall Center
                               1822 SE Beltway 8
                               Pasadena, TX  77503

Discovery Zone, Inc.           526                                          [SEE SCHEDULE 3.3A]
                               7155 Greenback Lane
                               Citrus Heights, CA  95610

Discovery Zone, Inc.           527                                          Beverly & Henry Rowan
                               3500 Sisk Road                               c/o Liberty Property Management
                               Modesto, CA  95356                           1230 E. Orangeburg Ave., #C
                                                                            Modesto, CA  95350

Discovery Zone, Inc.           532                                          [SEE SCHEDULE 3.3A]
                               6300 San Mateo NE #G
                               Albuquerque, NM  87109

Discovery Zone, Inc.           541                                          [SEE SCHEDULE 3.3A]
                               5011 Slide Road
                               Lubbock, TX  79414

Discovery Zone, Inc.           542                                          [SEE SCHEDULE 3.3A]
                               7110 South I-35 Service Road
                               Oklahoma City, OK 73149

Discovery Zone, Inc.           544                                          [SEE SCHEDULE 3.3A]
                               9801 Gateway Blvd. W. - #9
                               El Paso, TX  79925

Discovery Zone, Inc.           546                                          [SEE SCHEDULE 3.3A]
                               Gateway Square
                               9503 Research Boulevard #500
                               Austin, TX 78759

Discovery Zone, Inc.           547                                          [SEE SCHEDULE 3.3A]
                               Waikele Center
                               94-792 Lumiana Street
                               Waipahu, HI  96797

Discovery Zone, Inc.           549                                          Boyer Plaza 5400 Associates
                               1836 West 5400 South                         127 S. 500 East 320
                               Taylorsville, UT 84118                       Salt Lake City, UT  84102

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           551                                          Owned Property
                               (Land Only)
                               Reserve G at Town Center
                               Sugarland, TX 75060

Discovery Zone, Inc.           552                                          [SEE SCHEDULE 3.3A]
                               3301 W. Airport Freeway
                               Irving, TX  75060

Discovery Zone, Inc.           553                                          [SEE SCHEDULE 3.3A]
                               Parkdale Mall
                               5755 Easter Freeway
                               Beaumont, TX  77706

Discovery Zone, Inc.           554                                          [SEE SCHEDULE 3.3A]
                               7500 East Kellog - #100
                               Wichita, KS  67207

Discovery Zone, Inc.           555                                          [SEE SCHEDULE 3.3A]
                               4715 Billingsley Blvd
                               Midland, TX  79705


Discovery Zone, Inc.           556                                          [SEE SCHEDULE 3.3A]
                               9110 Wadsworth Pkwy.
                               Westminster, CO  80021

Discovery Zone, Inc.           559                                          KV Associates
                               2326 FM 1960 West                            c/o S.C. Management Co.
                               Houston, TX  77068                           2189 FM 1960 West, #227
                                                                            Houston, TX  77268

Discovery Zone, Inc.           560                                          [SEE SCHEDULE 3.3A]
                               444 Lancaster Drive, NE
                               Salem, OR  97301

Discovery Zone, Inc.           561                                          [SEE SCHEDULE 3.3A]
                               217 Ranch Drive
                               Milpitas, CA  95035

Discovery Zone, Inc.           563                                          [SEE SCHEDULE 3.3A]
                               2541-43 El Camino Real
                               Redwood City, CA  94063

Discovery Zone, Inc.           565                                          [SEE SCHEDULE 3.3A]
                               3000 Gateway Street, #412
                               Springfield OR  97477

Discovery Zone, Inc.           566                                          [SEE SCHEDULE 3.3A]
                               930 N. San Fernando
                               Burbank, CA  91504

Discovery Zone, Inc.           571                                          [SEE SCHEDULE 3.3A]
                               7809 B Vancouver Plaza #180
                               Vancouver, WA  98662

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           716                                          D & S Realty Co.
                               6420 Mayfield Road #1609                     8255 East Washington Street
                               Mayfield Heights, OH  44124                  Chagrin Falls, OH  44023

Discovery Zone, Inc.           720                                          [SEE SCHEDULE 3.3A]
                               Merrillville Plaza
                               1700 E. 80th Street
                               Merrillville, IN 46410

Discovery Zone, Inc.           725                                          [SEE SCHEDULE 3.3A]
                               1952 Bucholzer Blvd.
                               Akron, OH  44310

Discovery Zone, Inc.           731                                          [SEE SCHEDULE 3.3A]
                               8102-27A Blanding Blvd
                               Jacksonville, FL  32244

Discovery Zone, Inc.           732                                          [SEE SCHEDULE 3.3A]
                               4377 Whipple Avenue, NW
                               Canton, OH  44718


Discovery Zone, Inc.           733                                          [SEE SCHEDULE 3.3A]
                               205 University Park Drive
                               Winter Park, FL  32792

Discovery Zone, Inc.           734                                          Shopping Ctr. Equities
                               Discovery Zone Plaza                         4347-10 Univ. Blvd. South
                               10732 Atlantic Blvd.                         Jacksonville, FL  32216
                               Jacksonville, FL  32225

Discovery Zone, Inc.           736                                          [SEE SCHEDULE 3.3A]
                               5926 Crawfordsville Road
                               Space 2A Center
                               Speedway, IN  46224

Discovery Zone, Inc.           738                                          [SEE SCHEDULE 3.3A]
                               4615 Outer Loop
                               Louisville, KY  40219


Discovery Zone, Inc.           739                                          [SEE SCHEDULE 3.3A]
                               3441 Hazelton Road
                               Edina, MN  55435

Discovery Zone, Inc.           740                                          [SEE SCHEDULE 3.3A]
                               1403 E. Hallandale Beach Blvd.
                               Hallandale, FL  33009

Discovery Zone, Inc.           745                                          [SEE SCHEDULE 3.3A]
                               2030 South Hustbourne Pkwy
                               Louisville, KY  40220

                                       15

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           746                                          [SEE SCHEDULE 3.3A]
                               5321 Coldwater Road
                               Fort Wayne, IN  46825

Discovery Zone, Inc.           750                                          [SEE SCHEDULE 3.3A]
                               13700 SW 84th Street
                               Miami, FL  33183

Discovery Zone, Inc.           753                                          [SEE SCHEDULE 3.3A]
                               12450 Tesson Ferry Rd.
                               St. Louis, MO  63128

Discovery Zone, Inc.           754                                          [SEE SCHEDULE 3.3A]
                               Shopping Center
                               2B Grandview Plaza
                               Florissant, MO  63033

Discovery Zone, Inc.           755                                          [SEE SCHEDULE 3.3A]
                               10141 Pines Blvd, #405
                               Pembroke Pines, FL  33026

Discovery Zone, Inc.           759                                          [SEE SCHEDULE 3.3A]
                               Forest Plaza
                               6055 East State St.
                               Rockford, IL  61107

Discovery Zone, Inc.           760                                          [SEE SCHEDULE 3.3A]
                               9493 East Washington Street
                               Indianapolis, IN  46229

Discovery Zone, Inc.           761                                          [SEE SCHEDULE 3.3A]
                               2745 Northland Plaza Drive
                               Columbus, OH  43229

Discovery Zone, Inc.           763                                          [SEE SCHEDULE 3.3A]
                               4617 Verona Road
                               Madison, WI  53711

Discovery Zone, Inc.           764                                          Appleton Shops Ltd Prt
                               728 N. Casaloma Drive                        c/o Chase Properties
                               Appleton, WI  54915                          25825 Science Park Drive
                                                                            Suite 355
                                                                            Benchwood, OH 44122

Discovery Zone, Inc.           769                                          Battlefield Real Estate, Inc.
                               319 East Battlefield                         1275 Peachtree Street
                               Springfield, MO  65807                       Suite 10
                                                                            Atlanta, GA  30367-1801

Discovery Zone, Inc.           771                                          National Amusements, Inc.
                               5225 Monroe Street                           200 Elm Street
                               Toledo, OH  43602-3603                       Dedham, MA  02026

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           779                                          New Plan Realty Trust
                               4365 Merle Hay Road                          1120 Avenue of the Americas
                               Des Moines, IA   50310                       New York, New York  10036

Discovery Zone, Inc.           780                                          [SEE SCHEDULE 3.3A]
                               Parma Town Plaza
                               7601 W. Ridgewood Rd.
                               Parma, OH  44129

Discovery Zone, Inc.           785                                          [SEE SCHEDULE 3.3A]
                               1429 S. Reed Road
                               Kokomo, IN  46902

Discovery Zone, Inc.           787                                          [SEE SCHEDULE 3.3A]
                               910 W. Lake
                               Sheridan Rd. & Lake St.
                               Peoria, IL  61614

Discovery Zone, Inc.           788                                          [SEE SCHEDULE 3.3A]
                               300 Mall Blvd.
                               Monroeville, PA  15146

Discovery Zone, Inc.           792                                          [SEE SCHEDULE 3.3A]
                               7091-9 College Parkway
                               Ft. Myers, FL  33907

Discovery Zone, Inc.           795                                          [SEE SCHEDULE 3.3A]
                               2779 S. Oneida Street
                               Ste. 101
                               Green Bay, WI   54304

Discovery Zone, Inc.           796                                          [SEE SCHEDULE 3.3A]
                               Greenwood Shopping Center
                               1238 US 31 North
                               Greenwood, IN  46142

Discovery Zone, Inc.           797                                          [SEE SCHEDULE 3.3A]
                               7001 Crestwood Blvd.,
                               Ste. 700
                               Birmingham, AL  35210

Discovery Zone, Inc.           801                                          [SEE SCHEDULE 3.3A]
                               4150 Grape  Road
                               Mishawaka, IN  46545

Discovery Zone, Inc.           802                                          [SEE SCHEDULE 3.3A]
                               1956 Mt.  Zion Road
                               Morrow, GA   30260

Discovery Zone, Inc.           803                                          [SEE SCHEDULE 3.3A]
                               10101 Market Street, Ste. A5
                               Mosinee, WI  54455

                                       17

                                                 LOCATION                                   LANDLORD ADDRESS
         CORPORATION                        NUMBER AND ADDRESS                         INFORMATION (IF APPLICABLE)
         -----------                        ------------------                         ---------------------------

Discovery Zone, Inc.           804                                          [SEE SCHEDULE 3.3A]
                               1999 Barataria Blvd.
                               Marrero, LA  70072

                                 SCHEDULE 3.3A

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
201    WHITE OAK-VINCENT PLACE ASSOC.        C/O PENCE FRIEDEL DEVELOPERS        1359 BEVERLY ROAD, SUITE 200
202    JOSEPH FAMIGHETTI, ESQ.               C/O KELLUM REALTY CORP.             ONE OLD COUNTRY ROAD, SUITE 400
204    NEW PLAN REALTY TRUST                 REAL ESTATE ADMINISTRATION          1120 AVENUE OF THE AMERICAS
208    TISANO REALTY, INC.                                                       30 SWEET BRIAR COURT
210    NASSAU MALL ASSOCIATES                C/O JEFFERY MANAGEMENT              7 PENN PLAZA, ROOM 618
213    SAUL SUBSIDIARY I LTD PRTNRSHP        C/O WINDHAM MANAGEMENT COMPANY      8401 CONNECTICUT AVENUE
214    GENERAL ELECTRIC CAPITAL CORP.        C/O KELLY & DUTCH                   217 MONTGOMERY STREET
215    CORPORATE PROPERTY INVESTORS          C/O ROCKAWAY TOWNSQUARE             ROUTE 80 & MT. HOPE AVENUE
216    BENDERSON DEVELOPMENT COMPANY         LEASE #46138                        570 DELAWARE AVENUE
217    MIDSTATE HYE, L.P.                    C/O GABRALLIAN ASSOC.               95 ROUTE 17
219    HARVRICH ASSOCIATES                   /CO GOODRICH ASSOCIATES MANAGMENT   560 SYLVAN AVENUE
220    HILL MANAGEMENT SERVICES INC.                                             9640 DEERCO ROAD
222    PIKE PARK PLAZA                       C/O MARYLAND FINANCIAL INVESTORS    9475 DEERCO ROAD, SUITE 302
223    GREECE TOWNE MALL, L.P.                                                   1265 SCOTTSVILLE ROAD
224    PREIT-RUBIN, INC., Agents for         C/O HUDSON ASSOCIATES, L.P.         ROUTE 440
225    KRT PROPERTY HOLDINGS, INC.           C/O KRANZCO REALTY TRUST            128 FAYETTE STREET
226    HARTFORD CREEK ASSOCIATES             DBA SOUTH HILLS MALL                1127 S. MANNHEIM ROAD, SUITE 212
227    PR NORTH DARTMOUTH MALL               C/O NORTH DARTMOUTH MALL            200 SOUTH BEND
228    FEDERAL REALTY INVESTMENT TRUST       DEPARTMENT 0930                     112 C. PARK AVENUE
229    ALBERT D. PIZIO TRUST B               C/O TORNATORE & CO., CPA's, P.C.    6075 E. MOLLOY ROAD
230    SOUTH FIELDS ASSOCIATES               C/O GIBRALTAR MANAGEMENT COMPANY    150 WHITE PLAINS ROAD
231    HC ATLANTIC DEVELOPMENT LP            C/O HC ATLANTIC DEVELOPMENT L.P.    393 TOTTEN POND ROAD
232    TYN LIMITED PARTNERSHIP               C/O BOSTON DEVELOPMENT ASSOC.       32 SOUTHWEST PARK
233    THE REALTY ASSOCIATES FUND, III, L.P. C/O R. WEINER & ASSOCIATES          1330 BOYLSTON STREET, SUITE 212
234    DANCROSS ASSOCIATES, L.P.             C/O WEINGARTEN PROPERTIES, INC.     ONE WYNNWOOD ROAD, SUITE 200
235    PAD II ASSOCIATES LIMITED PARTNERSHIP C/O KONOVER PROPERTY MANAGEMENT     2410 ALBANY AVENUE





FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
201     MCLEAN             VA        22101       703  827-8300  ELISE KIPER
202     CARLE PLACE        NY        11514       516  741-8141  JOSEPH FAMIGHETTI
204     NEW YORK           NY        10036       212  869-3000  IRVING MARSHALL
208     STANFORD           CT        06905       203  322-9047  WILLIAM TISSANO
210     NEW YORK           NY        10001       212  563-6557  MAUREEN DAVIS
213     CHEVY CHASE        MD        20815       301  986-6000  BARBARA FISHER
214     SYRACUSE           NY        13090       315  422-3356  BILL DUTCH
215     ROCKAWAY           NJ        07866       212  421-8200  JOHN ARCHER
216     BUFFALO            NY        14202       716  886-0211  DON ROBINSON
217     PARAMUS            NJ        07652       201  845-4100  GERI REYNOLDS
219     ENGLEWOOD CLIFF    NJ        07632       201  816-9550  HOWARD GORDON
220     TIMONIUM           MD        21014       410  666-2388  SCOTT SYNDEL
222     TIMONIUM           MD        21093       410  337-2298  MAUREEN KNEALY
223     ROCHESTER          NY        14624       716  464-9400  FRED LAPPLE
224     JERSEY CITY        NJ        07304       201  432-0119  STEVE TRIVEDI
225     CONSHOHOCKEN       PA        19428       610  941-9292  CHRISTINE HIRSCHBUHL
226     WESTCHESTER        IL        60154       708  334-9242  DON BAKER
227     PHILADELPHIA       PA        19102       508  999-4535  LARRY TRACKMAN
228     WILLOW GROVE       PA        19090       215  657-8740  ED MCLAUGHIN
229     SYRACUSE           NY        13211       315  433-1585  WILLIAM PIZZIO
230     TARRYTOWN          NY        10591       914  631-6200  BARBARA QUIS
231     WALTHAM            MA        02154       781  890-1380  BRUCE LEADER
232     WESTWOOD           MA        02090       781  461-0660  ANN MORENO
233     CHESTNUT HILL      MA        02167       617  232-8900  CHRISTINE ROCCO
234     WYNNWOOD           PA        19606       610  896-9680  DUKE DAVIS
235     WEST HARTFORD      CT        06515       860  233-8635  DAN CHAREST


                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
236    MARTIN RAPPAPORT                      dba UNION EQUITY REALTY             110 CHARLOTTE PLACE
239    OFFICE MAX, INC.                      REAL ESTATE ADMINISTRATION          3605 WARRENSVILLE CENTER ROAD
242    TRIANGLE V II, L.P.                   C/O MARK PROPERTIES                 1400 DOMINION TOWER
243    HILTON REALTY COMPANY OF PRINCETON    C/O PRINCETON ARMS                  194 NASSAU STREET
245    VAL-FORD REALTY, INC.                                                     1557 BROADWAY
246    MIDDLE VILLAGE ASSOCIATES                                                 1500 OLD NORTHERN BOULEVARD
247    PORT RICHMON ASSOCIATES               C/O BRYANT ASSET MANAGEMENT         2900 WESTCHESTER AVENUE
248    DEER PARK ASSOCIATES                  C/O SEYMOUR PIENKNY                 51 JOHN STREET
249    KINGS PLAZA                           SHOPPING CENTER AND MARINA          5100 KINGS PLAZA
254    BFG ASSOCIATES                        LEASE #46899                        570 DELAWARE AVENUE
256    CARLE PLACE ANNEX CO.                 C/O BASSER-KAUFMAN                  335 CENTRAL AVENUE
257    TURNPIKE REALTY TRUST                 C/O JOSEPH J. CARIGLIA, ESQUIRE     188 LINCOLN STREET
260    FASHION CENTER ASSOCIATES             C/O KRAVCO COMPANY                  234 MALL BOULEVARD
263    FAIRLESS HILLS S.C. ASSOCIATES                                            521 E. BALTIMORE PIKE
264    FG-85 ASSOCIATES                      LEASE #46122                        570 DELAWARE AVENUE
266    PCM PLAZA COMPANY                     C/O PYRAMID MANAGEMENT COMPANY      4 CLINTON SQUARE
267    GORDY MANAGEMENT, INC.                                                    105 N. DU PONT HIGHWAY
270    AMALGAMATED FINANCIAL GROUP, IX                                           1414 ATWOOD AVENUE
271    CENTURY INVESTMENT COMPANY                                                73 STATE STREET
273    KIMCO REALTY CORPORATION              C/O KIMCO DEVELOPMENT               4979 OLD STREET
301    NAPEROG LIMITED PARTNERSHIP           C/O BRAODCARE MANAGEMENT CO.        455 EAST ILLINOIS STREET, SUITE 570
303    MID AMERICA ASSET MANAGEMENT          C/O WESTMONT VILLAGE/SIDCOR         TWO-MID AMERICA PLAZA, SUITE
304    BMC REAL ESTATE ACQUISITIONS          C/O BONNIE MANAGEMENT CORPORATION   3400 DUNDEE ROAD, SUITE 108
306    GILBERT AVENUE ASSOCIATES                                                 2820 GILBERT AVENUE
308    ROSANA SQUARE                         C/O ROSANA SQUARE SHOPPING CENTER   909 TROOST
309    TRI-LAND PROPERTIES, INC.             LEASE ID (015-Z-4-3850)             ONE WESTBROOK CORPORATE STR., SUITE
                                                                                 520
310    CONTINENTAL SAWMILL, LTD. PTSHP       C/O DEVELOPERS DIVERSIFIED REALTY   34555 CHAGRIN BOULEVARD
311    NEW RONSTONE, L.L.C.                  C/O CNM MANAGEMENT ASSOCIATES       950 E. PACES FERRY ROAD, SUITE 200
313    THE COMMONS AT WILLOWBROOK, INC.      C/O TRAMMELL CROW COMPANY           1390 POST OAK BOULEVARD, SUITE 1800
315    NOLAND SOUTH DEVELOPMENT              911 MAIN STREET                     720 COMMERCE TOWER
317    TECH ONE ASSOCIATES                                                       200 MARSHALL DRIVE


FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
236    ENGLEWOOD CLIFFS   NJ        07632       201  567-6633  INGRID NAGY
239    SHAKER HEIGHTS     OH        44122       216  921-6900  BRIAN J. BERN
242    NORFOLK            VA        23610       973  538-7111  KATHERINE WIDMARK
243    PRINCETON          NJ        08542       609  921-6060  MARIE PREISTOR
245    NEW YORK           NY        10036       212  398-6388  DAVID COHEN
246    ROSLYN             NY        11576       516  484-8800  MAX BRITTAN
247    PURCHASE           NY        10577       914  701-4300  DENNIS BRAUCHLE
248    BABYLON            NY        11703       516  557-6500  SEYMOUR PIENKY
249    BROOKLYN           NY        11234       718  253-6844  DANIEL PASSARELLO
254    BUFFALO            NY        14202       716  886-9487  AMANDA IANDUS
256    LAWRENCE           NY        11559       516  569-3700  KEVIN MCCABE
257    WORCESTER          MA        01605       508  791-2367  JOSPEH CARRIGILA, ESQ.
260    KING OF PRUSSIA    PA        19406       610  768-6327  ANNA THOMAS
263    MEDIA              PA        19063       610  627-0349  JERRY SODY
264    BUFFALO            NY        14202       716  886-0211  STEVEN GOODMAN
266    SYRACUSE           NY        13202       315  422-7000  GAYLE RENKERT
267    NEW CASTLE         DE        19720       302  322-3723  RALPH GORDY
270    JOHNSON            RI        02919       401  273-6800  HOLLIE WEIDELEL
271    SPRINGFIELD        MA        01103       413  785-1981  ANDRE COHEN
273    TREVOSE            PA        17402       717  394-0521  SUSAN MASONE
301    CHICAGO            IL        60611       312  836-5400  PAUL DIWOSKIN
303    OAKBROOK           IL        60181       630  954-7300  JOHN MARCONNET
304    NORTHBROOK         IL        60062       847  714-0605  DAVID LASKY
306    CINCINNATI         OH        45206       513  221-5600  TIMOTHY MACCONNELL
308    KANSAS CITY        MO        64106       816  842-0766  ANOTHONY PRIVITERA, II
309    WESTCHESTER        IL        60673       708  531-8210  JULIE DONAHUE

310    CHAGRIN FALLS      OH        44022       440  247-9852  BOB SEAWRIGHT
311    ATLANTA            GA        30326       770  869-2700  ANN CROWDER
313    HOUSTON            TX        77056       713  875-4141  JANICE MEINZER
315    KANSAS CITY        MO        64105       816  421-2963  CURTIS BLISS
317    CORAPOLIS          PA        15108       412  264-8385  JAMES JARRETT

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
319    MANASAS PROMENADE L.P.                C/O KRITI MANAGEMENT, INC.          345 EAST 37 STREET, SUITE 312
320    PACIFIC RETAIL TRUST                  C/O BANKERS TRUST COMPANY           10675 E. NORTH WEST HIGHWAY, SUITE 2630
321    SCOTT INVESTORS                       C/O WOLFF PROPERTIES                225 MERMEC AVENUE, SUITE 301
322    PRICE BAYBROOK, LIMITED               C/O TRANSWESTERN PROPERTY COMPANY   2754 BINGLE
324    EXTON PLAZA ASSOCIATES                C/O COM-DEL INTERNATIONAL LTD.      1 FRITCHIE PLACE
326    RANDALL BENDERSON 1993-1 TRUST        C/O BENDERSON DEVELOPMENT           570 DELAWARE AVENUE
332    HARBOR MADISON SQUARE                 C/H LIMITED PARTNERSHIP             2555 SOUTH TELEGRAPH
335    ALLIED DISTRICT PROPERTIES, L.P.      C/O KLAFF REALTY, L.P.              111 WEST JACKSON BOULEVARD
342    SOUTHERN CENTERS                      C/O ROGER MILLER                    18679 SE FEDERAL HIGHWAY
345    SILVER SPRINGS, INC.                  C/O G.V. COMMERCIAL, LP.            901 N. VALLEY GREEN ROAD, SUITE 200
358    PERLIS CORPORATION                    C/O LAMAR J. PERLIS                 622 EAST SIXTEENTH AVENUE
362    LEWIS HOMES MANAGEMENT CORPORATION    C/O PROPERTY MANAGEMENT DEPARTM.    1156 NORTH MOUNTAIN AVENUE
403    S.L. NUSSBAUM REALTY COMPANY          ONE COMMERCIAL PLACE                1000 NATIONSBANK CENTER
404    KIMCO REALTY CORPORATION              TENANT # 692-5                      3333 HYDE PARK ROAD
405    TALISMAN KNOXVILLE, L.L.C.                                                1500 SAN REMO AVE. STE. 185-A
406    RCP-1                                 C/O RICHARDSON CORP                 701 GREEN VALLEY ROAD, SUITE 300
407    SEVENTH SKYLINE ASSOCIATES            C/O CHARLES E. SMITH, MGMT INC.     2345 CRYSTAL DRIVE
408    K-MART CORP.                          INTERNATIONAL HEADQUARTERS          3100 WEST BIG BEAVER ROAD
409    VERDAE PROPERTIES, INC.               C/O CAINE COMPANY                   111 WILLIAMS STREET
410    MARX'S REALTY & IMPROVEMENT           C/O MADISON MALL SHOPPING CTR       708 THIRD AVENUE, 15TH FLOOR
413    KONOVER MOBILE FESTIVAL CENTER        C/O KONOVER & ASSOCIATES SOUTH, INC.7000 WEST PALMETTO ROAD, SUITE 405
415    GRABER INVESTMENTS                    C/O STANLEY GRABER                  4646 POPLAR AVENUE, SUITE 245
416    MACERICH REAL ESTATE COMPANY          C/O ANNAPOLIS MANAGEMENT CO.        170 JENNIFER ROAD, SUITE 330
417    MACERICH STONEWOOD                    C/O STONEWOOD CENTER MALL           251 STONEWOOD STREET
418    ECTC, LLC                             C/O ESSIX REALTY MANAGEMENT, INC.   3146 REDHILL AVENUE, SUITE 150
420    THE ORANGEFAIR COMPANY, L.L.C.        C/O MIDLAND LOAN SERVICES, L.P.     433 NORTH CAMDEN DRIVE, SUITE 725
428    FALLBROOK MALL                        C/O GENERAL GROWTH PROPERTY MAN     110 NORTH WACKER DRIVE
430    BARNES & NOBLE, INC.                                                      122 FIFTH AVENUE
431    HEITMAN PROPERTIES OF MICHIGAN LTD.   C/O MILL CREEK DEVELOPMENT CENTER   3341 SOUTH LINDEN BOULEVARD
433    CORDOVA COMMONS                       C/O CNM ASSOCIATES                  6301 WEST CYPRESS STREET, SUITE 202
435    410-7 POWER CONTRES LIMITED           C/O FIRST PROFESSIONAL MGT., INC.   259 YORKLAND ROAD, SUITE 300



FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
319    NEW YORK           NY        10016       212  699-3530  DAVIDSON WILLIAMS
320    DALLAS             TX        76238       214  696-9500  SANDI LANDRI
321    ST. LOUIS          MO        63105       314  727-9800  STEPHAN WOLFF
322    HOUSTON            TX        77055       213  937-8200  LINDA SALISBURY
324    VALLEY STREAM      NY        11580       516  825-2663  ROGER A. WHYMAN
326    BUFFALO            NY        14202       716  878-9487  STEVEN GOODMAN
332    BLOOMFIELD HILLS   MI        48302       248  332-4444  BRUCE MEASOM
335    CHICAGO            IL        60604       312  360-1234  RENEE EPSTEIN
342    TEQUESTA           FLA       33469       561  743-0014  CHRISTOPHER AUSTIN
345    HENDERSON          NV        89193       702  458-8855  NATALIE ALLRED
358    CORDELE            GA        31015       912  276-1491  SUE DEES
362    UPLAND             CA        91785       909  989-2332  SARA BOMBARDIER
403    NORFOLK            VA        23510       757  627-8611  RICK JACOBSON/FAYE CLAYTON
404    NEW HYDE PARK      NY        10042       516  869-9000  PAT CALLAN
405    CORAL GABLES       FL        33146       305  662-9559  THOMAS SAWYER
406    GREENSBORO         NC        27402       910  275-0911  BILL PHIPPS, CPM
407    ARLINGTON          VA        22202       703  769-1121  JANICE PRICHET
408    TROY               MI        48084       248  643-5128  JOAN PAPPAS
409    GREENVILLE         SC        29602       864  250-2800  REX JONES
410    NEW YORK           NY        10017       212  557-1400  ROBERT ALTSCHULER
413    BOCA RATON         FL        33433       561  394-4224  JULIAN TRUSSELL
415    MEMPHIS            TN        38117       901  682-2555  STANLEY GRABER
416    ANNAPOLIS          MD        21401       410  224-3700  MELINDA BEDNARIK
417    DOWNEY             CA        90241       562  861-9233  GLORIA ABRAMS
418    COSTA MESA         CA        92626       714  540-5188  LINDA WEBBER
420    BEVERLY HILLS      CA        90210       310  278-2036  ADEL RAPHAEL
428    CHICAGO            IL        60606       818  340-5871  NICOLE KELLY/VINCE CINTRINO
430    NEW YORK           NY        10011       212  633-3376  JEAN BOLLERMAN
431    FLINT              MI        48507       810  732-4000  JULIE GINGELL
433    TAMPA              FL        33607       813  281-8887  BILL PHILIPS
435    NORTH YORK         ON        M2J5B2      416  493-9112  EMILY DI-TRANI

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
436    CASUAL WEAR, INC.                     C/O JUST FOR FEET                   3460 GALLERIA CIRCLE
437    PAINEWEBBER QUALIFIED PLAN            C/O EDENS & AVANT                   1901 MAIN STREET
438    FRENCH RIVIERA HEALTH SPA, INC.                                           3908 VETERANS BLVD
438    LATTER & BLUM PROPERTY                MANAGEMENT, INC.                    800 COMMON STREET, STE. 1000
439    PARKWAY VILLAGE SHOPPING CENTER       C/O EDENS & AVANT FINANCING II, L.P.1901 MAIN STREET
442    RRC FL THREE, INC.                    C/O REGENCY RLTY/CARRIAGE GATE      24488 BRANDON BOULEVARD
443    JANAF ASSOCIATES LTD PARTNER.         C/O BANKERS TRUST FOR NOMURA/JAN    5900 E. VIRGINIA BEACH BLVD., SUITE 100
450    TOWNLINE SQUARE, L.P.                 C/O THE MATTIACE COMPANY            1818 CRANE RIDGE DRIVE
451    PERRY S. ALTERMAN, TRUSTEE            C/O CUMBERLAND REAL ESTATE          333 SANDY SPRINGS CIRCLE #227
452    SEYMOUR N. LOGAN ASSOCIATES           C/O MARTIN FISHMAN                  29 SOUTH LASALLE STREET, SUITE 705
453    LAKEWOOD MALL SHOPPING                C/O LAKEWOOD MALL BUSINESS CTR.     500 LAKEWOOD CENTER MALL
454    COLONIAL PROPERTIES, INC.             INTERSTATE PARK CENTER              2000 INTERSTATE PARK DRIVE, SUITE 103
455    FOURTEEN MILE & HAGGERTY              C/O THE ROSIN COMPANY               1577 N. WOODWARD AVENUE, SUITE 240
456    STANLEY R. GUMBERG, TRUSTEE           C/O J.J. GUMBERG COMPANY            1051 BRINTON ROAD
458    KIMCO REALTY CORPORATION              C/O CONCORDIA LAFAYETTE, L.L.C.     3333 NEW HYDE PARK ROAD
461    CORONA HILLS MARKET PLACE             C/O GATLIN DEVELOPMENT              12625 HIGH BLUFF DRIVE, SUITE 304
463    FAYETTEVILLE MORGANTON ASSOCIATES     C/O JDN REALTY CORPORATION          359 EAST PACES FERRY ROAD, N.E.
465    KRAUSZ ENTERPRISES                    C/O KRAUSZ COMPANY                  651 GATEWAY BOULEVARD, SUITE 101

474    HARRIET STONE                         C/O LAS TIENDAS SHOPPING CENTER     6566 RIDGE MANOR ROAD
475    SEATTLE FIRST NATIONAL BANK           C/O NORTHWESTERN TRUST & INVEST     1201 THIRD AVENUE, 20TH FLOOR
477    WALDVOGEL, POE & CRONK                800 PROFESSIONAL ARTS BUILDING      30 W. FRANKLIN ROAD
478    FEDERAL REALTY INVESTMENT TRUST       DEPT 0930                           1626 JEFFERSON STREET
480    PLAZA WEST COVINA LLC                 C/O WESTFIELD CORPORATION, INC.     11601 WILSHIRE BOULEVARD, 12TH FLOOR
481    ANTELOPE VALLEY ZONE                  C/O JEROME WHITE                    10801 NATIONAL BLVD., SUITE 600
501    MILTON BONIUK M.D.                    C/O MILA PROPERTIES                 2416 GRESNER
502    INTERCITY INVESTMENT PROPERTY                                             4301 WESTSIDE DRIVE #100
504    6464 T-W ASSOCIATES, L.P.             C/O WULFE MANAGEMENT SVCS., INC.    11 GREENWAY PLAZA, STE. #1700
506    TANDY CORPORATION                     C/O VIDEO CONCEPTS/MCDUFFS          300 W. 3RD STREET, STE. 4
511    PROPERTY TEXAS SC ONE CORP.           C/O TRANSWESTERN PROPERTY CO.       100 EAST FIFTEENTH, SUITE 115
513    NCC-SAND HILL                         C/O NIKKO CAPITAL CORP              3961 MACARTHUR BLVD., STE 105
514    NORMANDY VILLAGE                                                          1821 EAST HAMMER LANE, SUITE E


FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
436    BIRMINGHAM         AL        35244       205  408-3000  DORIS SEWELL
437    COLUMBIA           SC        29202       803  779-4420  DUSTY RHODES
438    MATARIE            LA        70001       504  454-5855  REYNOLD RICE
438    NEW ORLEANS        LA        70112       504  544-7025  JEFF LAUFER
439    COLUMBIA           SC        29202       803  779-4420  NATALIE WRIGHT
442    BRANDON            FL        33509       904  356-7000  PAM T. ASHE
443    NORFOLK            VA        23510       757  461-4954  SANDI MARAGONI
450    JACKSON            MS        39216       601  982-1818  WAYNE PRICE/ANDREW MATTICE
451    ATLANTA            GA        30328       404  252-0440  PERRY ALTERMAN
452    CHICAGO            IL        60603       312  782-6008  MARTIN FISHERMAN
453    LAKEWOOD           CA        90714       562  633-0437  SEAN THOMPSON
454    MONTGOMERY         AL        36109       334  270-6727  HANK ESCAVAGE
455    BLOOMFIELD HILLS   MI        48034       248  645-5400  ROBERT GALPERIN
456    PITTSBURGH         PA        15221       412  244-4000  KIMBERLY A. BROWN
458    NEW HYDE PARK      NY        11042       616  869-9000  TOM MEREDITH
461    SAN DIEGO          CA        92130       619  793-2850  THOMAS SHERBONDY
463    ATLANTA            GA        30305       704  376-0524  CONNIE CLUDERAY
465    SOUTH SAN          CA        94083       415  871-5600  AMOS KRAUSZ
       FRANCISCO
474    SAN DIEGO          CA        92120       619  582-9574  HARRIET STONE
475    SEATTLE            WA        98101       206  442-6403  MARY ANN KELEHER
477    ROANOKE            VA        24011       540  982-2444  SHERRY LAWRENCE
478    ROCKVILLE          MD        20852       301  998-8100  PAT ARNONE
480    LOS ANGELES        CA        90064       818  960-1881  GENERAL COUNSEL
481    LOS ANGELES        CA        90064       310  474-9534  JEROME WHITE
501    HOUSTON            TX        77080       713  984-8300  BENJAMIN HERSHORN
502    DALLAS             TX        75209       214  520-2565  SUSAN NEWPORT
504    HOUSTON            TX        77046       713  621-1700  TARYN OLIVER
506    FORT WORTH         TX        76102       817  390-3818  LEASE ADMINISTRATION
511    FORT WORTH         TX        76102       817  877-4044  ANGELIQUE GUELLO
513    NEWPORT BEACH      CA        92660       714  852-0651  LEONARD LEPERA
514    STOCKTON           CA        95210       209  474-0991  ALAN BAILEY

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
516    DAYJAY ASSOCIATES                     C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE
517    SOLLCO, L.L.C.                        C/O SANDITEN INVESTMENTS, LTD.      3314 EAST 51 STREET, SUITE 207K
518    CITADEL CROSSING ASSOCIATES           C/O THE SUMMIT COMMERCIAL GROUP     101 NORTH CASCADE AVE., SUITE 410
521    MCNEIL REAL ESTATE MGMT., INC.        SOUTH POINTE SHOPPING CENTER        26 WEST DRY CREEK CIRCLE #150
522    K-GAM BROADWAY WILMOT, L.L.C.         C/O KIVEL REALTY INVESTMENTS        6061 EAST BROADWAY, SUITE 130
523    NAOMI BUJULIAN                        C/O JOAN KEVORKIAN                  6179 N. PALM AVENUE
524    FRANKLIN TOWNE PLAZA II               C/O HAWKINS SMITH MANAGEMENT, CO.   8645 W. FRANKLIN ROAD
525    RANDALL'S PASADENA                    C/O TRANSWESTERN PROPERTY COMPANY   6671 SOUTHWEST FREEWAY, SUITE 200
526    COMMONWEALTH EQUITY TRUST             C/O PEREGRINE REAL ESTATE           1300 ETHAN WAY, SUITE 200
527    BEVERLY & HENRY ROWEN                 C/O LIBERTY PROPERTY MANAGEMENT     1230 E. ORANGEBURG AVENUE, SUITE C
532    FAR NORTH SHOPPING CENTER             C/O LEWINGER HAMILTON, INC.         2340 MANAUL NE SUITE 200
541    EQUITY DEVELOPMENT CORPORATION        P.O. BOX 519                        519 GIBSON STREET
542    CROSSROADS SOUTH SHOPPING CENTER      C/O ALLEN GANN                      ONE HORTH HUDSON, SUITE 140
544    9801 GB ASSOCIATES, L.L.C.            C/O STEINER EQUITIES GROUP, L.L.C.  75 EISENHOWER PARKWAY
546    DT LAND GROUP, INC.                   C/O TRIANGLE II PARTNER, LTD.       9901 CAPITAL OF TEXAS HIGHWAY N. #230
547    WAIKELE PREMIUM OUTLETS               C/O CHELSEA GCA REALTY PARTNERSHIP  103 EISENHOWER PARKWAY
549    BOYER PLAZA 5400 ASSOCIATES           C/O THE BOYER COMPANY               127 SOUTH 500 EAST, SUITE 100
552    TANDY CORPORATION                     C/O VIDEO CONCEPTS/MCDUFFS          300 W. 3RD STREET, STE. 4
553    ROANS PRARIE DEVELOPMENT CORP.        C/O FERTITTA REALTY                 P.O. BOX 12400
554    MTV REAL ESTATE L.P.                  C/O ROBERT MOORE                    3600 WEST MAIN STREET, STE. 150
555    WAL-MART STORES, INC.                 LEASE #17848-608                    2001 SOUTHEAST 10TH STREET
556    BROOKHILL III LTD LIABILITY CO.       C/O SULLIVAN HAYES                  1001 LINCOLN STREET, SUITE 100
559    K.V. ASSOCIATES                       C/O SC MANAGEMENT COMPANY           2189 F.M. 1960 WEST, SUITE 227
560    SUNSET-RENEE PROPERTIES               C/O JOSEPH R. FOX                   2265 McGILCRIST STREET, SUITE 200
561    MCCARTHY RANCH MANAGEMENT ACCT        C/O HUNTER PROPERTY                 20725 VALLEY GREEN DR. #100
563    PACIFIC RETAIL TRUST                  C/O WOODSIDE CENTRAL PLAZA          10675 E. NORTHWEST HIGHWAY, SUITE 2630
565    GATEWAY MALL                          C/O GENERAL GROWTH MANAGEMENT       110 NORTH WACKER DRIVE
566    STERIK COMPANY                        C/O AUBURNDALE PROPERTIES, INC.     372 WASHINGTON STREET
571    THE CAFARO NORTHWEST PRTNRSHP         C/O VANCOUVER PLAZA                 2445 BELMONT AVENUE
716    D & S REALTY COMPANY                                                      8255 EAST WASHINGTON STREET
720    R.D. MERRILLVILLE ASSOC., L.P.        C/O ACADIA MANAGEMENT, LLC          805 THIRD AVENUE, 9TH FLOOR




FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
516    CHICAGO            IL        60606       405  755-6530  KELLY HASSEL
517    TULSA              OK        74135       918  742-2471  SAM STEEL
518    COLORADO SPRINGS   CO        80903       719  520-1000  CINDY ROSE
521    LITTLETON          CO        80120       303  798-9710  KEN MAUGHAN
522    TUCSON             AZ        85711       520  747-7576  JULIE NILES
523    FRESNO             CA        93704       209  439-8130  JOAN KEVORKIAN
524    BOISE              ID        83709       208  376-8521  PEGGY MOYER
525    HOUSTON            TX        77074       713  270-3346  KATHY QUINN
526    SACRAMENTO         CA        95825       916  929-8244  YVETTE DEGUERO
527    MODESTO            CA        95350       209  576-0934  REGINA LIPSCOMB
532    ALBUQUERQUE        NM        87107       505  884-8900  BRETT CAMPBELL
541    SEAGOVILLE         TX        75159       972  287-2570  DEBBIE SMITH
542    OKLAHOMA CITY      OK        73102       405  843-7474  ALLEN GANN
544    ROSELAND           NJ        07068       201  228-5800  ELEASTER L. SMILEY
546    AUSTIN             TX        78766       512  338-4755  DIANNE SWEENEY
547    ROSELAND           NJ        07068       973  403-3169  BARBARA VASLEINKO
549    SALT LAKE CITY     UT        84102       801  521-4781  MARC CALL
552    FORT WORTH         TX        76102       817  390-3818  RENT ACCONTING
553    BEAUMONT           TX        77726       409  839-4428  MARK FERTITTA
554    NORMAN             OK        73072       405  329-2252  GAIL GOMEZ
555    BENTONVILLE        AR        27212       501  204-0203  SANFORD SMITH
556    DENVER             CO        80203       303  534-0900  BRENDA JOHNSON
559    HOUSTON            TX        77090       281  537-9066  BILL MEHERNS
560    SALEM              OR        97302       603  581-8900  ROSE DOHENY
561    CUPERTINO          CA        95014       408  255-4100  CATHERINE PERRINO
563    DALLAS             TX        75238       510  935-5900  JENNY STACK
565    CHICAGO            IL        60606       541  747-6294  ROBERT BUCHANAN
566    WELLESLEY          MA        02181       781  431-2600  CHRISTINE FELIX
571    YOUNGSTOWN         OH        44504       330  747-2661  ROGER GUGUCELLO
716    CHAGRIN FALLS      OH        44023       216  543-2700  DON SCHNEDIER
720    NEW YORK           NY        10022       212  421-8830  JOSEPH NAPOLITANO

                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
725    NOUR MANAGEMENT CO.                                                       4269 PEARL RD., SUITE 401
731    CROSSROADS SQUARE SHOPPING CTR        C/O LAT PURSER FLORIDA              6230-7 ST. AGUSTINE ROAD
732    PHOENIX HOME LIFE MUTUAL INS.         C/O GRUBB & ELLIS MANAGEMENT SRVC   1350 EUCLID AVENUE, SUITE 300
733    UNIVERSITY PARK, A JOINT VENTURE      C/O COLONIAL PROPERTIES             130 UNIVERSITY PARK DRIVE, SUITE 125
734    SHOPPING CENTER EQUITIES, INC.        C/O SLEISMAN ENTERPRISES, INC.      4347-10 UNIVERSITY BLVD SOUTH
736    BRADLEY FINANCING LTD. PARTNERSIHP    C/O BANK OF AMERICA                 5852 CRAWFORDSVILLE ROAD
738    AEGON USA REALTY MANAGEMENT                                               4333 EDGEWOOD ROAD NE
739    VULCAN PROPERTIES                     C/O UNITED PROPERTIES (YORK)        3500 WEST 80TH STREET
740    HASAM REALTY LIMITED, d/b/a DIPLOMATT C/O TERRANOVA CORPORATION           1200 BRICKELL AVENUE, SUITE 1500
       MALL
745    TAYLORHURST ASSOCIATES                C/O HAGAN PROPERTIES                11901 BRINLEY AVE., SUITE 100
746    DUKE REALTY L.P.                      C/O DUKE REALTY INVESTMENT, INC.    8888 KEYSTONE CROSSING, SUITE 1200
750    STOLTZ MGMT. OF DELAWARE, INC.        AGENT FOR LSOF CYNWYD, L.P.         725 CONSCHOHOKEN STATE ROAD
751    DEVELOPERS DIVERSIFIED FINANCIAL      C/O THE HERITAGE                    34555 CHAGRIN BLVD.
       COMPANY
753    CAPITOL LAND COMPANY                  P.O. BOX 419121                     11850 STUDT
754    BRADLEY REAL ESTATE, INC.             C/O GRANDVIEW PLAZA                 62 GRANDVIEW PLAZA
755    DIM PINES LIMITED                     C/O DANEBELT GROUP, INC.            1650 S.E. 17TH ST., SUITE 310
759    SIMON PROPERTY (ILLINOIS L.P.)        C/O SIMON DEBARTOLO GROUP           115 WEST WASHINGTON STREET
760    FLYNN & ZINKAN REALTY COMPANY         INDIANA GENERAL PARTNERSHIP         36 S PENNSYLVANIA SUITE 750
761    COLUMBUS JOINT VENTURE                C/O SIMON DEBARTOLO GROUP           115 WEST WASHINGTON STREET
763    MADISON PLAZA LTD. PARTNERSHIP        C/O BRADLEY REAL ESTATE, INC.       10910 N. PORT RICHMOND ROAD
764    APPLETON SHOPS LIMITED                C/O CHASE PROPERTIES                25825 SCIENCE PARK DRIVE, SUITE 355
769    1995 BATTLEFIELD PLAZA L.P.           C/O GUARDIAN INVESTORS, INC.        8023 E. 63RD PLACE, SUITE 730
771    NATIONAL AMUSEMENTS, INC.                                                 200 ELM STREET
779    NEW PLAN REALTY TRUST                                                     1120 AVENUE OF THE AMERICAS
780    RMS INVESTMENT CORPORATION            C/O PROPERTY MANAGEMENT             1650 TERMINAL TOWER, 50 PUBLIC SQUARE
785    MARKLAND PLAZA                        C/O SIMON PROPERTY GROUP            115 WEST WASHINGTON STREET
787    BRADLEY FINANCING LTD. PRTNRSHP       SHERIDAN VILLAGE SHOPPING CNTR      7630 N. BARRINGTON ROAD
788    MONROEVILLE MALL                      C/O TURNBERRY ASSOCIATES            1972 SOUTH UNIVERSITY DRIVE
792    SCHONINGER SHOPPING CENTERS LIMITED                                       3225 AVIATION AVENUE, SUITE 700
795    WILC/ASHWAUBENON LTD., PRTNRSHP       C/O MLG MANAGEMENT LLC              13400 BISHOPS LANE, SUITE 100
796    SCHOTTENSTEIN MANAGEMENT CO.                                              1798 FREBIS AVENUE




FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
725    CLEVELAND          OH        44109       216  398-4632  GEORGE GADD
731    JACKSONVILLE       FL        32217       904  268-9772  THERESA GRASSOFF
732    CLEVELAND          OH        44115       216  623-4060  KAREN LEHNECKER
733    WINTER PARK        FL        32792       407  677-1112  DIANNE HUGHES
734    JACKSONVILLE       FL        32216       904  731-8806  TRACIA LUTEN
736    SPEEDWAY           IN        46224       317  243-8219  TOM WELLMAN
738    CEDAR RAPIDS       IA        52499       319  398-8559  JEFF BOHR
739    MINNEAPOLIS        MN        55431       612  893-7537  NANCY MILLER
740    MIAMI              FL        33131       305  754-7540  MAYRA GOZMAN

745    LOUISVILLE         KY        40243       502  245-8800  DON EHLERS
746    INDIANAPOLIS       IN        46266       317  846-4700  SCOTT S. LACY
750    BALA CYNWDY        PA        19004       610  667-5800  MICHEAL MOSS
751    CHARAGRIN FALLS    OH        44022       216  247-4700  BILL READ

753    ST. LOUIS          MO        63141       314  991-8900  ROSE WAGSTAFF
754    FLORRISANT         MO        63033       888  790-4177  RON A. CANTES
755    FORT LAUDERDALE    FL        33316       954  467-6543  BRIAN MARK
759    INDIANAPOLIS       IN        46204       317  263-2289  CINDY PARISH
760    INDIANAPOLIS       IN        46204       317  634-6002  KELLY FLYNN
761    INDIANAPOLIS       IN        46204       317  263-2283  PATTY HOLDER
763    MEQUON             WI        53092       608  251-6400  WILLIAM R. READ
764    BEACHWOOD          OH        44122       216  464-6626  REGINA SEIGAL
769    TULSA              OK        74133       918  254-8116  MARTHA BRIGHT
771    DEAHAM             MA        02026       781  461-1600  TARYN WARREN
779    NEW YORK           NY        10036       212  869-3000  IRVING MARSHALL
780    CLEVELAND          OH        44113       216  621-6060  BARBARA TACKES
785    INDIANAPOLIS       IN        46204       317  263-2289  CINDY ROSE
787    HANOVER PARK       IL        60103       630  736-7200  NANCY L. ROYCE
788    DAVIE              FL        33324       954  423-2734  SOL BANKOLE
792    COCONUT GROVE      FL        33133       305  860-8558  RITA SIVARO
795    BROOKFIELD         WI        53005       414  797-9400  GARY G. KNOWSKI
796    COLUMBUS           OH        43206       614  445-8461  RUTH GROSS


                                                    LANDLORD ADDRESS BOOK
                                                    ---------------------

FC                   LANDLORD                              ADDRESS
--                   --------                              -------
797    DEVELOPERS DIVERSIFIED FINANCIAL      C/O THE HERITAGE                    34556 CHAGRIN BLVD.
       COMPANY
801    GSG PROPERTIES LLC                    C/O HARRY S. SHAFFER                401 S. LAFAYETTE BOULEVARD
802    SPI XI, L.P.                          C/O JAMESTOWN MANAGEMENT CORP       2727 PACES FERRY RD., BLDG 2, SUITE 1600
803    CRESKE CORPORATION                    CEDAR CREEK FACTORY STORES          10101 MARKET STREET, SUITE 840
804    MARRERO LAND & IMPROVEMENT            ASSOCIATION                         5201 WESTBANK EXPRESSWAY
811    MONTGOMERY PLAZA                      C/O TRAMMELL CROW COMPANY           4575 SAN MATEO BOULEVARD NE SUITE I
812    JEHA FAMILY TRUST                                                         318 DIABLO RD, SUITE 250
901    H T VENTURES, S.E.                    WOODLAKE PROFESSIONAL CENTER        3900 WOODLAKE BLVD., SUITE 307
904    FW CAGUAS RETAIL JOINT VENTURE        C/O RD MANAGEMENT CORP.             810 SEVENTH AVENUE, 28TH FLOOR
905    VORNADO MONEHIEDRAS ACQUISITIONS, L.P.C/O VORNADO REALTY TRUST            66 LONG WHARF
950    GREAT PACIFIC INDUSTRIES, INC.        C/O OVERWAITEA FOOD GROUP           19890 92A AVENUE
951    ERNST & YOUNG INC.                    C/O GATEWAY PLAZA                   10060 JASPER AVENUE
952    ALMAHURST HOLDINGS LIMITED            C/O EFFORT TRUST COMPANY            242 MAIN STREET EAST
963    65434 MANITOBA LTD.                                                       477 WESTWOOD DRIVE
71905  M. KAMENSTEIN, INC.                                                       565 TAXTER ROAD, FIFTH FLOOR
71915  RAND INDUSTRIES REALTY NO. 101 L.P.                                       2240 S.W. 70 AVENUE, SUITE H



FC         CITY           STATE      ZIP             PHONE      CONTACT
--         ----           -----      ---             -----      -------
797    CHARAGIN FALLS     OH        44022       216  247-4700  BILL READ

801    SOUTH BEND         IN        46634       219  237-4988  HARRY SHAFFER
802    ATLANTA            GA        30339       770  805-1000  LISA THOMAS
803    MOSINEE            WI        54455       715  359-3121  LARRY MCCUSKER
804    MARRERO            LA        70022       504  341-1635  GARY GUIDRY
811    ALBUQUERQUE        NM        87109       505  881-3100  LINDA REETZ
812    DANVILLE           CA        94526       510  820-2110  RICHARD JEHA
901    LAKE WORTH         FL        33463       561  963-8400  KEITH WILKELM
904    NEW YORK           NY        10019       212  265-6600  RAFAEL DE GUZMAN
905    BOSTON             MA        02110       617  726-1500  COLLEEN COTTER
950    LANGLEY            BC        V3A 4P8     604  888-8565  MICHEAL FONG
951    EDMONTON           AB        T5J 3R8     403  441-4680  SHAWNA BIRCH
952    HAMILTON           ON        L8N 1H5     905  528-8956  LIZ ODDI
963    WINNIPEG           MB        R3K 1G5     204  786-5981  MICHEAL BEWZA
71905  ELMSFORD           NY        10523       914  785-8019  BOB GALANTE
71915  DAVIE              FL        33317       954  370-3317  KATHY COOK